Price/Yield Table - Class A-1A


Security ID:         GECMC 2005-C3      Initial Balance:            444,990,000
Settlement Date:          08/25/05      Initial Pass-Through Rate:      5.0130%
Accrual Start Date:       08/01/05
First Pay Date:           09/10/05

Prepayment (CPR)                Scenario 1         Scenario 2         Scenario 3          Scenario 4         Scenario 5
--------------------------------------------------------------------------------------------------------------------------
During YM                         0.00%              25.00%             50.00%              75.00%            100.00%
During Penalty                    0.00%              25.00%             50.00%              75.00%            100.00%
During Open                       0.00%              25.00%             50.00%              75.00%            100.00%
--------------------------------------------------------------------------------------------------------------------------


                                Scenario 1         Scenario 2         Scenario 3          Scenario 4         Scenario 5
--------------------------------------------------------------------------------------------------------------------------
       100.00000000                5.05               5.05               5.05                5.05               5.05
       100.06250000                5.04               5.04               5.04                5.04               5.04
       100.12500000                5.03               5.03               5.03                5.03               5.03
       100.18750000                5.02               5.02               5.02                5.02               5.02
       100.25000000                5.01               5.01               5.01                5.01               5.01
       100.31250000                5.00               5.00               5.00                5.00               5.00
       100.37500000                4.99               4.99               4.99                4.99               4.99
       100.43750000                4.98               4.98               4.98                4.98               4.98
       100.50000000                4.97               4.97               4.97                4.97               4.97
       100.56250000                4.96               4.96               4.96                4.96               4.96
       100.62500000                4.95               4.95               4.95                4.95               4.95
       100.68750000                4.94               4.94               4.94                4.94               4.94
       100.75000000                4.93               4.93               4.93                4.93               4.93
       100.81250000                4.92               4.92               4.92                4.92               4.92
       100.87500000                4.91               4.91               4.91                4.91               4.91
       100.93750000                4.90               4.90               4.90                4.90               4.90
       101.00000000                4.89               4.89               4.89                4.89               4.89
WAL (yrs)                          7.81               7.76               7.73                7.70               7.54
Mod Dur                            6.22               6.18               6.16                6.14               6.03
First Prin Pay                  9/10/2005          9/10/2005           9/10/2005          9/10/2005          9/10/2005
Maturity                        7/10/2015          7/10/2015           7/10/2015          7/10/2015          5/10/2015
Yield Spread                      71.88              72.42               72.72              72.92              73.42
--------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                   Assumptions
--------------------------------------------------------------------------------
1% Cleanup Call is Not Exercised
--------------------------------
Initial Balance is as of August 2005
------------------------------------
Prepay Rates are a Constant % of CPR
100% of All Prepayment Premiums are assumed to be collected
Prepayment Premiums are allocated to one or more classes
of the offered certificates as described under "Description of the
  Certificates-Distributions-
Distributions of Prepayment Premiums" in the Prospectus Supplement.
No Extensions on any Mortgage Loan
No Delinquencies on any Mortgage Loan
No Defaults on any Mortgage Loan
--------------------------------------------------------------------------------


----------------------------------
      Treasury Curve as of
----------------------------------
  Term (Yrs)        Yield (BEY%)
----------------------------------
     1/12              4.039%
     1/4               4.039%
     1/2               4.039%
      2                4.039%
      3                4.081%
      5                4.155%
     10                4.318%
     30                4.508%
----------------------------------


Rating Agencies Do Not Address the Likelihood of Receipt of Prepayment Penalties
--------------------------------------------------------------------------------

This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as Underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Banc of America Securities LLC

                          Price/Yield Table - Class A-1


Security ID:         GECMC 2005-C3        Initial Balance:           71,000,000
Settlement Date:          08/25/05        Initial Pass-Through Rate:    4.7020%
Accrual Start Date:       08/01/05
First Pay Date:           09/10/05


Prepayment (CPR)                Scenario 1         Scenario 2         Scenario 3          Scenario 4         Scenario 5
--------------------------------------------------------------------------------------------------------------------------
During YM                         0.00%              25.00%             50.00%              75.00%            100.00%
During Penalty                    0.00%              25.00%             50.00%              75.00%            100.00%
During Open                       0.00%              25.00%             50.00%              75.00%            100.00%
--------------------------------------------------------------------------------------------------------------------------


                                Scenario 1         Scenario 2         Scenario 3          Scenario 4         Scenario 5
--------------------------------------------------------------------------------------------------------------------------
        99.75000000                4.79               5.25               5.38                5.48               5.56
        99.81250000                4.77               5.22               5.35                5.44               5.52
        99.87500000                4.75               5.19               5.32                5.41               5.49
        99.93750000                4.73               5.16               5.28                5.37               5.45
       100.00000000                4.71               5.13               5.25                5.34               5.41
       100.06250000                4.69               5.10               5.22                5.30               5.38
       100.12500000                4.67               5.07               5.18                5.27               5.34
       100.18750000                4.65               5.04               5.15                5.23               5.30
       100.25000000                4.62               5.01               5.12                5.20               5.27
       100.31250000                4.60               4.98               5.08                5.16               5.23
       100.37500000                4.58               4.95               5.05                5.13               5.19
       100.43750000                4.56               4.92               5.02                5.10               5.16
       100.50000000                4.54               4.89               4.99                5.06               5.12
       100.56250000                4.52               4.86               4.95                5.03               5.09
       100.62500000                4.50               4.83               4.92                4.99               5.05
       100.68750000                4.48               4.80               4.89                4.96               5.01
       100.75000000                4.46               4.77               4.85                4.92               4.98
WAL (yrs)                          3.30               2.22               2.02                1.92               1.83
Mod Dur                            2.95               2.05               1.88                1.79               1.71
First Prin Pay                  9/10/2005          9/10/2005           9/10/2005          9/10/2005          9/10/2005
Maturity                        3/10/2010          8/10/2008           4/10/2008          12/10/2007         9/10/2007
Yield Spread                       53.2              95.95              107.82              116.04             122.78
--------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                   Assumptions
--------------------------------------------------------------------------------
1% Cleanup Call is Not Exercised
--------------------------------
Initial Balance is as of August 2005
------------------------------------
Prepay Rates are a Constant % of CPR
100% of All Prepayment Premiums are assumed to be collected
Prepayment Premiums are allocated to one or more classes
of the offered certificates as described under "Description of the
  Certificates-Distributions-
Distributions of Prepayment Premiums" in the Prospectus Supplement.
No Extensions on any Mortgage Loan
No Delinquencies on any Mortgage Loan
No Defaults on any Mortgage Loan
--------------------------------------------------------------------------------


----------------------------------
      Treasury Curve as of
----------------------------------
  Term (Yrs)        Yield (BEY%)
----------------------------------
     1/12              4.039%
     1/4               4.039%
     1/2               4.039%
      2                4.039%
      3                4.081%
      5                4.155%
     10                4.318%
     30                4.508%
----------------------------------


Rating Agencies Do Not Address the Likelihood of Receipt of Prepayment Penalties
--------------------------------------------------------------------------------

This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as Underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Banc of America Securities LLC

                          Price/Yield Table - Class A-2


Security ID:          GECMC 2005-C3        Initial Balance:          247,755,000
Settlement Date:           08/25/05        Initial Pass-Through Rate:     4.892%
Accrual Start Date:        08/01/05
First Pay Date:            09/10/05


Prepayment (CPR)                Scenario 1         Scenario 2         Scenario 3          Scenario 4         Scenario 5
--------------------------------------------------------------------------------------------------------------------------
During YM                         0.00%              25.00%             50.00%              75.00%            100.00%
During Penalty                    0.00%              25.00%             50.00%              75.00%            100.00%
During Open                       0.00%              25.00%             50.00%              75.00%            100.00%
--------------------------------------------------------------------------------------------------------------------------


                                Scenario 1         Scenario 2         Scenario 3          Scenario 4         Scenario 5
--------------------------------------------------------------------------------------------------------------------------
       100.00000000                4.91               5.07               5.28                5.46               5.73
       100.06250000                4.90               5.06               5.26                5.44               5.70
       100.12500000                4.88               5.04               5.24                5.42               5.67
       100.18750000                4.87               5.02               5.22                5.40               5.65
       100.25000000                4.85               5.00               5.20                5.37               5.62
       100.31250000                4.84               4.99               5.18                5.35               5.59
       100.37500000                4.82               4.97               5.16                5.33               5.56
       100.43750000                4.81               4.95               5.14                5.31               5.54
       100.50000000                4.79               4.94               5.12                5.29               5.51
       100.56250000                4.78               4.92               5.10                5.26               5.48
       100.62500000                4.76               4.90               5.08                5.24               5.46
       100.68750000                4.75               4.89               5.06                5.22               5.43
       100.75000000                4.73               4.87               5.04                5.20               5.40
       100.81250000                4.72               4.85               5.03                5.18               5.38
       100.87500000                4.70               4.84               5.01                5.16               5.35
       100.93750000                4.69               4.82               4.99                5.13               5.32
       101.00000000                4.67               4.80               4.97                5.11               5.29
WAL (yrs)                          4.69               4.20               3.61                3.14               2.50
Mod Dur                            4.10               3.70               3.22                2.83               2.29
First Prin Pay                  3/10/2010          8/10/2008           4/10/2008          12/10/2007         9/10/2007
Maturity                        6/10/2010          5/10/2010           3/10/2010          11/10/2009         9/10/2008
Yield Spread                      64.73              81.22              101.85              120.03              145
--------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                   Assumptions
--------------------------------------------------------------------------------
1% Cleanup Call is Not Exercised
--------------------------------
Initial Balance is as of August 2005
------------------------------------
Prepay Rates are a Constant % of CPR
100% of All Prepayment Premiums are assumed to be collected
Prepayment Premiums are allocated to one or more classes
of the offered certificates as described under "Description of the
  Certificates-Distributions-
Distributions of Prepayment Premiums" in the Prospectus Supplement.
No Extensions on any Mortgage Loan
No Delinquencies on any Mortgage Loan
No Defaults on any Mortgage Loan
--------------------------------------------------------------------------------


----------------------------------
      Treasury Curve as of
----------------------------------
  Term (Yrs)        Yield (BEY%)
----------------------------------
     1/12              4.039%
     1/4               4.039%
     1/2               4.039%
      2                4.039%
      3                4.081%
      5                4.155%
     10                4.318%
     30                4.508%
----------------------------------


Rating Agencies Do Not Address the Likelihood of Receipt of Prepayment Penalties
--------------------------------------------------------------------------------

This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as Underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Banc of America Securities LLC

                          Price/Yield Table - Class A-3


Security ID:          GECMC 2005-C3       Initial Balance:          220,000,000
Settlement Date:           08/25/05       Initial Pass-Through Rate:     5.089%
Accrual Start Date:        08/01/05
First Pay Date:            09/10/05


Prepayment (CPR)                Scenario 1         Scenario 2         Scenario 3          Scenario 4         Scenario 5
--------------------------------------------------------------------------------------------------------------------------
During YM                         0.00%              25.00%             50.00%              75.00%            100.00%
During Penalty                    0.00%              25.00%             50.00%              75.00%            100.00%
During Open                       0.00%              25.00%             50.00%              75.00%            100.00%
--------------------------------------------------------------------------------------------------------------------------


                                Scenario 1         Scenario 2         Scenario 3          Scenario 4         Scenario 5
--------------------------------------------------------------------------------------------------------------------------
       100.75000000                4.94               4.94               4.94                4.95               4.98
       100.81250000                4.92               4.92               4.93                4.93               4.96
       100.87500000                4.91               4.91               4.91                4.92               4.94
       100.93750000                4.89               4.89               4.90                4.90               4.93
       101.00000000                4.88               4.88               4.88                4.88               4.91
       101.06250000                4.86               4.86               4.87                4.87               4.89
       101.12500000                4.85               4.85               4.85                4.85               4.88
       101.18750000                4.83               4.83               4.84                4.84               4.86
       101.25000000                4.82               4.82               4.82                4.82               4.84
       101.31250000                4.80               4.80               4.80                4.81               4.83
       101.37500000                4.79               4.79               4.79                4.79               4.81
       101.43750000                4.77               4.77               4.77                4.78               4.79
       101.50000000                4.76               4.76               4.76                4.76               4.78
       101.56250000                4.74               4.74               4.74                4.75               4.76
       101.62500000                4.73               4.73               4.73                4.73               4.74
       101.68750000                4.72               4.71               4.71                4.71               4.73
       101.75000000                4.70               4.70               4.70                4.70               4.71
WAL (yrs)                          4.85               4.73               4.67                4.55               4.20
Mod Dur                            4.20               4.11               4.06                3.97               3.69
First Prin Pay                  6/10/2010          5/10/2010           3/10/2010          11/10/2009         9/10/2008
Maturity                        9/10/2010          6/10/2010           5/10/2010           5/10/2010         2/10/2010
Yield Spread                      66.85              67.28               67.72              68.42              71.64
--------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                   Assumptions
--------------------------------------------------------------------------------
1% Cleanup Call is Not Exercised
--------------------------------
Initial Balance is as of August 2005
------------------------------------
Prepay Rates are a Constant % of CPR
100% of All Prepayment Premiums are assumed to be collected
Prepayment Premiums are allocated to one or more classes
of the offered certificates as described under "Description of the
  Certificates-Distributions-
Distributions of Prepayment Premiums" in the Prospectus Supplement.
No Extensions on any Mortgage Loan
No Delinquencies on any Mortgage Loan
No Defaults on any Mortgage Loan
--------------------------------------------------------------------------------


----------------------------------
      Treasury Curve as of
----------------------------------
  Term (Yrs)        Yield (BEY%)
----------------------------------
     1/12              4.039%
     1/4               4.039%
     1/2               4.039%
      2                4.039%
      3                4.081%
      5                4.155%
     10                4.318%
     30                4.508%
----------------------------------


Rating Agencies Do Not Address the Likelihood of Receipt of Prepayment Penalties
--------------------------------------------------------------------------------

This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as Underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Banc of America Securities LLC

                         Price/Yield Table - Class A-AB


Security ID:          GECMC 2005-C3       Initial Balance:           74,053,000
Settlement Date:           08/25/05       Initial Pass-Through Rate:     5.007%
Accrual Start Date:        08/01/05
First Pay Date:            09/10/05


Prepayment (CPR)                Scenario 1         Scenario 2         Scenario 3          Scenario 4         Scenario 5
--------------------------------------------------------------------------------------------------------------------------
During YM                         0.00%              25.00%             50.00%              75.00%            100.00%
During Penalty                    0.00%              25.00%             50.00%              75.00%            100.00%
During Open                       0.00%              25.00%             50.00%              75.00%            100.00%
--------------------------------------------------------------------------------------------------------------------------


                                Scenario 1         Scenario 2         Scenario 3          Scenario 4         Scenario 5
--------------------------------------------------------------------------------------------------------------------------
       100.00000000                5.04               5.08               5.07                5.07               5.04
       100.06250000                5.03               5.07               5.06                5.06               5.02
       100.12500000                5.02               5.06               5.05                5.04               5.01
       100.18750000                5.01               5.04               5.04                5.03               5.00
       100.25000000                5.00               5.03               5.03                5.02               4.99
       100.31250000                4.99               5.02               5.01                5.01               4.98
       100.37500000                4.98               5.01               5.00                5.00               4.96
       100.43750000                4.97               5.00               4.99                4.99               4.95
       100.50000000                4.96               4.99               4.98                4.98               4.94
       100.56250000                4.95               4.98               4.97                4.96               4.93
       100.62500000                4.94               4.96               4.96                4.95               4.92
       100.68750000                4.93               4.95               4.95                4.94               4.90
       100.75000000                4.91               4.94               4.93                4.93               4.89
       100.81250000                4.90               4.93               4.92                4.92               4.88
       100.87500000                4.89               4.92               4.91                4.91               4.87
       100.93750000                4.88               4.91               4.90                4.90               4.86
       101.00000000                4.87               4.90               4.89                4.88               4.85
WAL (yrs)                          7.41               6.58               6.53                6.48               6.22
Mod Dur                            6.02               5.47               5.44                5.40               5.22
First Prin Pay                  9/10/2010          9/10/2010           9/10/2010          9/10/2010          9/10/2010
Maturity                        5/10/2015          1/10/2013           7/10/2012          7/10/2012          1/10/2012
Yield Spread                      72.25              78.07               77.54              77.26              74.55
--------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                   Assumptions
--------------------------------------------------------------------------------
1% Cleanup Call is Not Exercised
--------------------------------
Initial Balance is as of August 2005
------------------------------------
Prepay Rates are a Constant % of CPR
100% of All Prepayment Premiums are assumed to be collected
Prepayment Premiums are allocated to one or more classes
of the offered certificates as described under "Description of the
  Certificates-Distributions-
Distributions of Prepayment Premiums" in the Prospectus Supplement.
No Extensions on any Mortgage Loan
No Delinquencies on any Mortgage Loan
No Defaults on any Mortgage Loan
--------------------------------------------------------------------------------


----------------------------------
      Treasury Curve as of
----------------------------------
  Term (Yrs)        Yield (BEY%)
----------------------------------
     1/12              4.039%
     1/4               4.039%
     1/2               4.039%
      2                4.039%
      3                4.081%
      5                4.155%
     10                4.318%
     30                4.508%
----------------------------------


Rating Agencies Do Not Address the Likelihood of Receipt of Prepayment Penalties
--------------------------------------------------------------------------------

This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as Underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Banc of America Securities LLC

                          Price/Yield Table - Class A-4


Security ID:          GECMC 2005-C3      Initial Balance:          118,168,000
Settlement Date:           08/25/05      Initial Pass-Through Rate:     5.003%
Accrual Start Date:        08/01/05
First Pay Date:            09/10/05


Prepayment (CPR)                Scenario 1         Scenario 2         Scenario 3          Scenario 4         Scenario 5
--------------------------------------------------------------------------------------------------------------------------
During YM                         0.00%              25.00%             50.00%              75.00%            100.00%
During Penalty                    0.00%              25.00%             50.00%              75.00%            100.00%
During Open                       0.00%              25.00%             50.00%              75.00%            100.00%
--------------------------------------------------------------------------------------------------------------------------


                                Scenario 1         Scenario 2         Scenario 3          Scenario 4         Scenario 5
--------------------------------------------------------------------------------------------------------------------------
       100.00000000                5.03               5.07               5.04                5.03               5.02
       100.06250000                5.02               5.05               5.03                5.02               5.01
       100.12500000                5.01               5.04               5.01                5.00               4.99
       100.18750000                5.00               5.03               5.00                4.98               4.98
       100.25000000                4.99               5.01               4.98                4.97               4.96
       100.31250000                4.98               5.00               4.97                4.95               4.94
       100.37500000                4.97               4.98               4.95                4.94               4.93
       100.43750000                4.96               4.97               4.94                4.92               4.91
       100.50000000                4.95               4.95               4.92                4.91               4.90
       100.56250000                4.94               4.94               4.91                4.89               4.88
       100.62500000                4.92               4.92               4.89                4.88               4.87
       100.68750000                4.91               4.91               4.88                4.86               4.85
       100.75000000                4.90               4.90               4.86                4.85               4.83
       100.81250000                4.89               4.88               4.85                4.83               4.82
       100.87500000                4.88               4.87               4.83                4.82               4.80
       100.93750000                4.87               4.85               4.82                4.80               4.79
       101.00000000                4.86               4.84               4.80                4.79               4.77
WAL (yrs)                          6.87               5.01               4.81                4.74               4.49
Mod Dur                            5.68               4.33               4.18                4.12               3.93
First Prin Pay                  7/10/2012          6/10/2010           5/10/2010          5/10/2010          2/10/2010
Maturity                        7/10/2012          8/10/2011           8/10/2010          7/10/2010          4/10/2010
Yield Spread                      72.98              79.81               77.37              76.42              76.08
--------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                   Assumptions
--------------------------------------------------------------------------------
1% Cleanup Call is Not Exercised
--------------------------------
Initial Balance is as of August 2005
------------------------------------
Prepay Rates are a Constant % of CPR
100% of All Prepayment Premiums are assumed to be collected
Prepayment Premiums are allocated to one or more classes
of the offered certificates as described under "Description of the
  Certificates-Distributions-
Distributions of Prepayment Premiums" in the Prospectus Supplement.
No Extensions on any Mortgage Loan
No Delinquencies on any Mortgage Loan
No Defaults on any Mortgage Loan
--------------------------------------------------------------------------------


----------------------------------
      Treasury Curve as of
----------------------------------
  Term (Yrs)        Yield (BEY%)
----------------------------------
     1/12              4.039%
     1/4               4.039%
     1/2               4.039%
      2                4.039%
      3                4.081%
      5                4.155%
     10                4.318%
     30                4.508%
----------------------------------


Rating Agencies Do Not Address the Likelihood of Receipt of Prepayment Penalties
--------------------------------------------------------------------------------

This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as Underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Banc of America Securities LLC

                          Price/Yield Table - Class A-5


Security ID:           GECMC 2005-C3       Initial Balance:           75,000,000
Settlement Date:            08/25/05       Initial Pass-Through Rate:     5.198%
Accrual Start Date:         08/01/05
First Pay Date:             09/10/05


Prepayment (CPR)                Scenario 1         Scenario 2         Scenario 3          Scenario 4         Scenario 5
--------------------------------------------------------------------------------------------------------------------------
During YM                         0.00%              25.00%             50.00%              75.00%            100.00%
During Penalty                    0.00%              25.00%             50.00%              75.00%            100.00%
During Open                       0.00%              25.00%             50.00%              75.00%            100.00%
--------------------------------------------------------------------------------------------------------------------------


                                Scenario 1         Scenario 2         Scenario 3          Scenario 4         Scenario 5
--------------------------------------------------------------------------------------------------------------------------
       100.81000000                5.04               5.06               5.07                5.04               5.07
       100.87250000                5.03               5.05               5.06                5.02               5.05
       100.93500000                5.02               5.04               5.05                5.01               5.04
       100.99750000                5.01               5.03               5.03                4.99               5.02
       101.06000000                5.00               5.01               5.02                4.98               5.01
       101.12250000                4.99               5.00               5.01                4.97               5.00
       101.18500000                4.98               4.99               4.99                4.95               4.98
       101.24750000                4.97               4.98               4.98                4.94               4.97
       101.31000000                4.96               4.97               4.97                4.93               4.95
       101.37250000                4.95               4.96               4.96                4.91               4.94
       101.43500000                4.94               4.95               4.94                4.90               4.92
       101.49750000                4.93               4.94               4.93                4.88               4.91
       101.56000000                4.92               4.93               4.92                4.87               4.90
       101.62250000                4.90               4.92               4.90                4.86               4.88
       101.68500000                4.89               4.90               4.89                4.84               4.87
       101.74750000                4.88               4.89               4.88                4.83               4.85
       101.81000000                4.87               4.88               4.87                4.82               4.84
WAL (yrs)                          6.94               6.75               5.65                5.25               5.01
Mod Dur                            5.71               5.58               4.78                4.49               4.31
First Prin Pay                  7/10/2012          8/10/2011           8/10/2010          7/10/2010          4/10/2010
Maturity                        8/10/2012          7/10/2012           7/10/2012          2/10/2012          1/10/2012
Yield Spread                      74.01              75.81               79.22              76.27              79.75
--------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                   Assumptions
--------------------------------------------------------------------------------
1% Cleanup Call is Not Exercised
--------------------------------
Initial Balance is as of August 2005
------------------------------------
Prepay Rates are a Constant % of CPR
100% of All Prepayment Premiums are assumed to be collected
Prepayment Premiums are allocated to one or more classes
of the offered certificates as described under "Description of the
  Certificates-Distributions-
Distributions of Prepayment Premiums" in the Prospectus Supplement.
No Extensions on any Mortgage Loan
No Delinquencies on any Mortgage Loan
No Defaults on any Mortgage Loan
--------------------------------------------------------------------------------


----------------------------------
      Treasury Curve as of
----------------------------------
  Term (Yrs)        Yield (BEY%)
----------------------------------
     1/12              4.039%
     1/4               4.039%
     1/2               4.039%
      2                4.039%
      3                4.081%
      5                4.155%
     10                4.318%
     30                4.508%
----------------------------------


Rating Agencies Do Not Address the Likelihood of Receipt of Prepayment Penalties
--------------------------------------------------------------------------------

This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as Underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Banc of America Securities LLC

                         Price/Yield Table - Class A-6A


Security ID:          GECMC 2005-C3       Initial Balance:          386,682,000
Settlement Date:           08/25/05       Initial Pass-Through Rate:     5.047%
Accrual Start Date:        08/01/05
First Pay Date:            09/10/05


Prepayment (CPR)                Scenario 1         Scenario 2         Scenario 3          Scenario 4         Scenario 5
--------------------------------------------------------------------------------------------------------------------------
During YM                         0.00%              25.00%             50.00%              75.00%            100.00%
During Penalty                    0.00%              25.00%             50.00%              75.00%            100.00%
During Open                       0.00%              25.00%             50.00%              75.00%            100.00%
--------------------------------------------------------------------------------------------------------------------------


                                Scenario 1         Scenario 2         Scenario 3          Scenario 4         Scenario 5
--------------------------------------------------------------------------------------------------------------------------
        99.99000000                5.08               5.09               5.09                5.08               5.08
       100.05250000                5.08               5.08               5.08                5.08               5.08
       100.11500000                5.07               5.07               5.07                5.07               5.07
       100.17750000                5.06               5.06               5.06                5.06               5.06
       100.24000000                5.05               5.05               5.05                5.05               5.05
       100.30250000                5.04               5.05               5.04                5.04               5.04
       100.36500000                5.04               5.04               5.04                5.03               5.03
       100.42750000                5.03               5.03               5.03                5.03               5.02
       100.49000000                5.02               5.02               5.02                5.02               5.02
       100.55250000                5.01               5.01               5.01                5.01               5.01
       100.61500000                5.00               5.00               5.00                5.00               5.00
       100.67750000                4.99               5.00               4.99                4.99               4.99
       100.74000000                4.99               4.99               4.99                4.98               4.98
       100.80250000                4.98               4.98               4.98                4.98               4.97
       100.86500000                4.97               4.97               4.97                4.97               4.96
       100.92750000                4.96               4.96               4.96                4.96               4.96
       100.99000000                4.95               4.95               4.95                4.95               4.95
WAL (yrs)                          9.80               9.63               9.54                9.50               9.33
Mod Dur                            7.55               7.45               7.39                7.36               7.26
First Prin Pay                  5/10/2015          1/10/2013           7/10/2012          7/10/2012          1/10/2012
Maturity                        7/10/2015          6/10/2015           6/10/2015          6/10/2015          4/10/2015
Yield Spread                      70.77              71.43               71.58              71.57              71.97
--------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                   Assumptions
--------------------------------------------------------------------------------
1% Cleanup Call is Not Exercised
--------------------------------
Initial Balance is as of August 2005
------------------------------------
Prepay Rates are a Constant % of CPR
100% of All Prepayment Premiums are assumed to be collected
Prepayment Premiums are allocated to one or more classes
of the offered certificates as described under "Description of the
  Certificates-Distributions-
Distributions of Prepayment Premiums" in the Prospectus Supplement.
No Extensions on any Mortgage Loan
No Delinquencies on any Mortgage Loan
No Defaults on any Mortgage Loan
--------------------------------------------------------------------------------


----------------------------------
      Treasury Curve as of
----------------------------------
  Term (Yrs)        Yield (BEY%)
----------------------------------
     1/12              4.039%
     1/4               4.039%
     1/2               4.039%
      2                4.039%
      3                4.081%
      5                4.155%
     10                4.318%
     30                4.508%
----------------------------------


Rating Agencies Do Not Address the Likelihood of Receipt of Prepayment Penalties
--------------------------------------------------------------------------------

This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as Underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Banc of America Securities LLC

                         Price/Yield Table - Class A-6B


Security ID:           GECMC 2005-C3       Initial Balance:           55,241,000
Settlement Date:            08/25/05       Initial Pass-Through Rate:     5.099%
Accrual Start Date:         08/01/05
First Pay Date:             09/10/05



Prepayment (CPR)                Scenario 1         Scenario 2         Scenario 3          Scenario 4         Scenario 5
--------------------------------------------------------------------------------------------------------------------------
During YM                         0.00%              25.00%             50.00%              75.00%            100.00%
During Penalty                    0.00%              25.00%             50.00%              75.00%            100.00%
During Open                       0.00%              25.00%             50.00%              75.00%            100.00%
--------------------------------------------------------------------------------------------------------------------------


                                Scenario 1         Scenario 2         Scenario 3          Scenario 4         Scenario 5
--------------------------------------------------------------------------------------------------------------------------
       100.00000000                5.14               5.14               5.14                5.14               5.14
       100.06250000                5.13               5.13               5.13                5.13               5.13
       100.12500000                5.12               5.12               5.12                5.12               5.12
       100.18750000                5.11               5.11               5.11                5.11               5.11
       100.25000000                5.10               5.10               5.10                5.10               5.10
       100.31250000                5.10               5.10               5.10                5.10               5.09
       100.37500000                5.09               5.09               5.09                5.09               5.09
       100.43750000                5.08               5.08               5.08                5.08               5.08
       100.50000000                5.07               5.07               5.07                5.07               5.07
       100.56250000                5.06               5.06               5.06                5.06               5.06
       100.62500000                5.05               5.05               5.05                5.05               5.05
       100.68750000                5.05               5.05               5.05                5.05               5.04
       100.75000000                5.04               5.04               5.04                5.04               5.04
       100.81250000                5.03               5.03               5.03                5.03               5.03
       100.87500000                5.02               5.02               5.02                5.02               5.02
       100.93750000                5.01               5.01               5.01                5.01               5.01
       101.00000000                5.01               5.01               5.01                5.00               5.00
WAL (yrs)                          9.88               9.87               9.81                9.79               9.63
Mod Dur                            7.58               7.57               7.54                7.53               7.43
First Prin Pay                  7/10/2015          6/10/2015           6/10/2015          6/10/2015          4/10/2015
Maturity                        7/10/2015          7/10/2015           7/10/2015          6/10/2015          4/10/2015
Yield Spread                      75.69              75.72               75.87              75.93              76.32
--------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                   Assumptions
--------------------------------------------------------------------------------
1% Cleanup Call is Not Exercised
--------------------------------
Initial Balance is as of August 2005
------------------------------------
Prepay Rates are a Constant % of CPR
100% of All Prepayment Premiums are assumed to be collected
Prepayment Premiums are allocated to one or more classes
of the offered certificates as described under "Description of the
  Certificates-Distributions-
Distributions of Prepayment Premiums" in the Prospectus Supplement.
No Extensions on any Mortgage Loan
No Delinquencies on any Mortgage Loan
No Defaults on any Mortgage Loan
--------------------------------------------------------------------------------


----------------------------------
      Treasury Curve as of
----------------------------------
  Term (Yrs)        Yield (BEY%)
----------------------------------
     1/12              4.039%
     1/4               4.039%
     1/2               4.039%
      2                4.039%
      3                4.081%
      5                4.155%
     10                4.318%
     30                4.508%
----------------------------------


Rating Agencies Do Not Address the Likelihood of Receipt of Prepayment Penalties
--------------------------------------------------------------------------------

This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as Underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Banc of America Securities LLC

                          Price/Yield Table - Class A-J


Security ID:          GECMC 2005-C3        Initial Balance:          161,353,000
Settlement Date:           08/25/05        Initial Pass-Through Rate:     5.155%
Accrual Start Date:        08/01/05
First Pay Date:            09/10/05


Prepayment (CPR)                Scenario 1         Scenario 2         Scenario 3          Scenario 4         Scenario 5
--------------------------------------------------------------------------------------------------------------------------
During YM                         0.00%              25.00%             50.00%              75.00%            100.00%
During Penalty                    0.00%              25.00%             50.00%              75.00%            100.00%
During Open                       0.00%              25.00%             50.00%              75.00%            100.00%
--------------------------------------------------------------------------------------------------------------------------


                                Scenario 1         Scenario 2         Scenario 3          Scenario 4         Scenario 5
--------------------------------------------------------------------------------------------------------------------------
       100.00000000                5.18               5.18               5.18                5.18               5.18
       100.06250000                5.17               5.17               5.17                5.17               5.17
       100.12500000                5.16               5.16               5.16                5.16               5.16
       100.18750000                5.15               5.15               5.15                5.15               5.15
       100.25000000                5.14               5.14               5.14                5.14               5.14
       100.31250000                5.14               5.14               5.14                5.14               5.14
       100.37500000                5.13               5.13               5.13                5.13               5.13
       100.43750000                5.12               5.12               5.12                5.12               5.12
       100.50000000                5.11               5.11               5.11                5.11               5.11
       100.56250000                5.10               5.10               5.10                5.10               5.10
       100.62500000                5.10               5.10               5.10                5.10               5.09
       100.68750000                5.09               5.09               5.09                5.09               5.09
       100.75000000                5.08               5.08               5.08                5.08               5.08
       100.81250000                5.07               5.07               5.07                5.07               5.07
       100.87500000                5.06               5.06               5.06                5.06               5.06
       100.93750000                5.05               5.05               5.05                5.05               5.05
       101.00000000                5.05               5.05               5.05                5.05               5.05
WAL (yrs)                          9.91               9.89               9.88                9.88               9.72
Mod Dur                            7.58               7.57               7.57                7.56               7.47
First Prin Pay                  7/10/2015          7/10/2015           7/10/2015          7/10/2015          5/10/2015
Maturity                        8/10/2015          8/10/2015           8/10/2015          7/10/2015          6/10/2015
Yield Spread                      79.68              79.74               79.79              79.81              80.25
--------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                   Assumptions
--------------------------------------------------------------------------------
1% Cleanup Call is Not Exercised
--------------------------------
Initial Balance is as of August 2005
------------------------------------
Prepay Rates are a Constant % of CPR
100% of All Prepayment Premiums are assumed to be collected
Prepayment Premiums are allocated to one or more classes
of the offered certificates as described under "Description of the
  Certificates-Distributions-
Distributions of Prepayment Premiums" in the Prospectus Supplement.
No Extensions on any Mortgage Loan
No Delinquencies on any Mortgage Loan
No Defaults on any Mortgage Loan
--------------------------------------------------------------------------------


----------------------------------
      Treasury Curve as of
----------------------------------
  Term (Yrs)        Yield (BEY%)
----------------------------------
     1/12              4.039%
     1/4               4.039%
     1/2               4.039%
      2                4.039%
      3                4.081%
      5                4.155%
     10                4.318%
     30                4.508%
----------------------------------


Rating Agencies Do Not Address the Likelihood of Receipt of Prepayment Penalties
--------------------------------------------------------------------------------

This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as Underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                           Price/Yield Table - Class B


Security ID:          GECMC 2005-C3        Initial Balance:           13,226,000
Settlement Date:           08/25/05        Initial Pass-Through Rate:     5.274%
Accrual Start Date:        08/01/05
First Pay Date:            09/10/05


Prepayment (CPR)                Scenario 1         Scenario 2         Scenario 3          Scenario 4         Scenario 5
--------------------------------------------------------------------------------------------------------------------------
During YM                         0.00%              25.00%             50.00%              75.00%            100.00%
During Penalty                    0.00%              25.00%             50.00%              75.00%            100.00%
During Open                       0.00%              25.00%             50.00%              75.00%            100.00%
--------------------------------------------------------------------------------------------------------------------------


                                Scenario 1         Scenario 2         Scenario 3          Scenario 4         Scenario 5
--------------------------------------------------------------------------------------------------------------------------
       100.00000000                5.23               5.23               5.23                5.23               5.23
       100.06250000                5.22               5.22               5.22                5.22               5.22
       100.12500000                5.21               5.21               5.21                5.21               5.21
       100.18750000                5.20               5.21               5.21                5.21               5.21
       100.25000000                5.20               5.20               5.20                5.20               5.20
       100.31250000                5.19               5.19               5.19                5.19               5.19
       100.37500000                5.18               5.18               5.18                5.18               5.18
       100.43750000                5.17               5.17               5.17                5.17               5.17
       100.50000000                5.16               5.16               5.17                5.16               5.16
       100.56250000                5.16               5.16               5.16                5.16               5.16
       100.62500000                5.15               5.15               5.15                5.15               5.15
       100.68750000                5.14               5.14               5.14                5.14               5.14
       100.75000000                5.13               5.13               5.13                5.13               5.13
       100.81250000                5.12               5.12               5.12                5.12               5.12
       100.87500000                5.12               5.12               5.12                5.12               5.12
       100.93750000                5.11               5.11               5.11                5.11               5.11
       101.00000000                5.10               5.10               5.10                5.10               5.10
WAL (yrs)                          9.96               9.96               9.96                9.88               9.79
Mod Dur                            7.60               7.59               7.59                7.55               7.50
First Prin Pay                  8/10/2015          8/10/2015           8/10/2015          7/10/2015          6/10/2015
Maturity                        8/10/2015          8/10/2015           8/10/2015          7/10/2015          6/10/2015
Yield Spread                      84.74              84.83               84.86              85.04              85.37
--------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                   Assumptions
--------------------------------------------------------------------------------
1% Cleanup Call is Not Exercised
--------------------------------
Initial Balance is as of August 2005
------------------------------------
Prepay Rates are a Constant % of CPR
100% of All Prepayment Premiums are assumed to be collected
Prepayment Premiums are allocated to one or more classes
of the offered certificates as described under "Description of the
  Certificates-Distributions-
Distributions of Prepayment Premiums" in the Prospectus Supplement.
No Extensions on any Mortgage Loan
No Delinquencies on any Mortgage Loan
No Defaults on any Mortgage Loan
--------------------------------------------------------------------------------


----------------------------------
      Treasury Curve as of
----------------------------------
  Term (Yrs)        Yield (BEY%)
----------------------------------
     1/12              4.039%
     1/4               4.039%
     1/2               4.039%
      2                4.039%
      3                4.081%
      5                4.155%
     10                4.318%
     30                4.508%
----------------------------------


Rating Agencies Do Not Address the Likelihood of Receipt of Prepayment Penalties
--------------------------------------------------------------------------------

This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as Underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                           Price/Yield Table - Class C


Security ID:          GECMC 2005-C3        Initial Balance:           29,096,000
Settlement Date:           08/25/05        Initial Pass-Through Rate:     5.274%
Accrual Start Date:        08/01/05
First Pay Date:            09/10/05



Prepayment (CPR)                Scenario 1         Scenario 2         Scenario 3          Scenario 4         Scenario 5
--------------------------------------------------------------------------------------------------------------------------
During YM                         0.00%              25.00%             50.00%              75.00%            100.00%
During Penalty                    0.00%              25.00%             50.00%              75.00%            100.00%
During Open                       0.00%              25.00%             50.00%              75.00%            100.00%
--------------------------------------------------------------------------------------------------------------------------


                                Scenario 1         Scenario 2         Scenario 3          Scenario 4         Scenario 5
--------------------------------------------------------------------------------------------------------------------------
        99.76000000                5.27               5.27               5.27                5.27               5.27
        99.82250000                5.26               5.26               5.26                5.26               5.27
        99.88500000                5.25               5.25               5.26                5.26               5.26
        99.94750000                5.25               5.25               5.25                5.25               5.25
       100.01000000                5.24               5.24               5.24                5.24               5.24
       100.07250000                5.23               5.23               5.23                5.23               5.23
       100.13500000                5.22               5.22               5.22                5.22               5.22
       100.19750000                5.21               5.21               5.21                5.21               5.22
       100.26000000                5.20               5.21               5.21                5.21               5.21
       100.32250000                5.20               5.20               5.20                5.20               5.20
       100.38500000                5.19               5.19               5.19                5.19               5.19
       100.44750000                5.18               5.18               5.18                5.18               5.18
       100.51000000                5.17               5.17               5.17                5.17               5.17
       100.57250000                5.16               5.16               5.17                5.17               5.17
       100.63500000                5.16               5.16               5.16                5.16               5.16
       100.69750000                5.15               5.15               5.15                5.15               5.15
       100.76000000                5.14               5.14               5.14                5.14               5.14
WAL (yrs)                          9.96               9.96               9.96                9.93               9.79
Mod Dur                            7.59               7.59               7.59                7.57               7.49
First Prin Pay                  8/10/2015          8/10/2015           8/10/2015          7/10/2015          6/10/2015
Maturity                        8/10/2015          8/10/2015           8/10/2015          8/10/2015          6/10/2015
Yield Spread                      88.76              88.91               88.97              89.08               89.6
--------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                   Assumptions
--------------------------------------------------------------------------------
1% Cleanup Call is Not Exercised
--------------------------------
Initial Balance is as of August 2005
------------------------------------
Prepay Rates are a Constant % of CPR
100% of All Prepayment Premiums are assumed to be collected
Prepayment Premiums are allocated to one or more classes
of the offered certificates as described under "Description of the
  Certificates-Distributions-
Distributions of Prepayment Premiums" in the Prospectus Supplement.
No Extensions on any Mortgage Loan
No Delinquencies on any Mortgage Loan
No Defaults on any Mortgage Loan
--------------------------------------------------------------------------------


----------------------------------
      Treasury Curve as of
----------------------------------
  Term (Yrs)        Yield (BEY%)
----------------------------------
     1/12              4.039%
     1/4               4.039%
     1/2               4.039%
      2                4.039%
      3                4.081%
      5                4.155%
     10                4.318%
     30                4.508%
----------------------------------


Rating Agencies Do Not Address the Likelihood of Receipt of Prepayment Penalties
--------------------------------------------------------------------------------

This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as Underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Banc of America Securities LLC

                           Price/Yield Table - Class D


Security ID:          GECMC 2005-C3        Initial Balance:           21,161,000
Settlement Date:           08/25/05        Initial Pass-Through Rate:     5.274%
Accrual Start Date:        08/01/05
First Pay Date:            09/10/05



Prepayment (CPR)                Scenario 1         Scenario 2         Scenario 3          Scenario 4         Scenario 5
--------------------------------------------------------------------------------------------------------------------------
During YM                         0.00%              25.00%             50.00%              75.00%            100.00%
During Penalty                    0.00%              25.00%             50.00%              75.00%            100.00%
During Open                       0.00%              25.00%             50.00%              75.00%            100.00%
--------------------------------------------------------------------------------------------------------------------------


                                Scenario 1         Scenario 2         Scenario 3          Scenario 4         Scenario 5
--------------------------------------------------------------------------------------------------------------------------
        99.53273000                5.30               5.30               5.30                5.30               5.30
        99.59523000                5.29               5.29               5.29                5.29               5.30
        99.65773000                5.28               5.28               5.29                5.29               5.29
        99.72023000                5.28               5.28               5.28                5.28               5.28
        99.78273000                5.27               5.27               5.27                5.27               5.27
        99.84523000                5.26               5.26               5.26                5.26               5.26
        99.90773000                5.25               5.25               5.25                5.25               5.25
        99.97023000                5.24               5.24               5.24                5.24               5.25
       100.03273000                5.23               5.24               5.24                5.24               5.24
       100.09523000                5.23               5.23               5.23                5.23               5.23
       100.15773000                5.22               5.22               5.22                5.22               5.22
       100.22023000                5.21               5.21               5.21                5.21               5.21
       100.28273000                5.20               5.20               5.20                5.20               5.20
       100.34523000                5.19               5.19               5.20                5.20               5.20
       100.40773000                5.18               5.19               5.19                5.19               5.19
       100.47023000                5.18               5.18               5.18                5.18               5.18
       100.53273000                5.17               5.17               5.17                5.17               5.17
WAL (yrs)                          9.96               9.96               9.96                9.96               9.79
Mod Dur                            7.59               7.59               7.59                7.58               7.49
First Prin Pay                  8/10/2015          8/10/2015           8/10/2015          8/10/2015          6/10/2015
Maturity                        8/10/2015          8/10/2015           8/10/2015          8/10/2015          6/10/2015
Yield Spread                      91.74              91.89               91.96                92               92.62
--------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                   Assumptions
--------------------------------------------------------------------------------
1% Cleanup Call is Not Exercised
--------------------------------
Initial Balance is as of August 2005
------------------------------------
Prepay Rates are a Constant % of CPR
100% of All Prepayment Premiums are assumed to be collected
Prepayment Premiums are allocated to one or more classes
of the offered certificates as described under "Description of the
  Certificates-Distributions-
Distributions of Prepayment Premiums" in the Prospectus Supplement.
No Extensions on any Mortgage Loan
No Delinquencies on any Mortgage Loan
No Defaults on any Mortgage Loan
--------------------------------------------------------------------------------


----------------------------------
      Treasury Curve as of
----------------------------------
  Term (Yrs)        Yield (BEY%)
----------------------------------
     1/12              4.039%
     1/4               4.039%
     1/2               4.039%
      2                4.039%
      3                4.081%
      5                4.155%
     10                4.318%
     30                4.508%
----------------------------------


Rating Agencies Do Not Address the Likelihood of Receipt of Prepayment Penalties
--------------------------------------------------------------------------------

This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as Underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                           Price/Yield Table - Class E


Security ID:            GECMC 2005-C3      Initial Balance:           34,387,000
Settlement Date:             08/25/05      Initial Pass-Through Rate:     5.274%
Accrual Start Date:          08/01/05
First Pay Date:              09/10/05



Prepayment (CPR)                Scenario 1         Scenario 2         Scenario 3          Scenario 4         Scenario 5
--------------------------------------------------------------------------------------------------------------------------
During YM                         0.00%              25.00%             50.00%              75.00%            100.00%
During Penalty                    0.00%              25.00%             50.00%              75.00%            100.00%
During Open                       0.00%              25.00%             50.00%              75.00%            100.00%
--------------------------------------------------------------------------------------------------------------------------


                                Scenario 1         Scenario 2         Scenario 3          Scenario 4         Scenario 5
--------------------------------------------------------------------------------------------------------------------------
        98.85034000                5.39               5.39               5.39                5.39               5.40
        98.91284000                5.38               5.38               5.38                5.38               5.39
        98.97534000                5.37               5.38               5.38                5.38               5.38
        99.03784000                5.37               5.37               5.37                5.37               5.37
        99.10034000                5.36               5.36               5.36                5.36               5.36
        99.16284000                5.35               5.35               5.35                5.35               5.35
        99.22534000                5.34               5.34               5.34                5.34               5.35
        99.28784000                5.33               5.33               5.33                5.33               5.34
        99.35034000                5.32               5.33               5.33                5.33               5.33
        99.41284000                5.32               5.32               5.32                5.32               5.32
        99.47534000                5.31               5.31               5.31                5.31               5.31
        99.53784000                5.30               5.30               5.30                5.30               5.30
        99.60034000                5.29               5.29               5.29                5.29               5.30
        99.66284000                5.28               5.28               5.28                5.29               5.29
        99.72534000                5.27               5.28               5.28                5.28               5.28
        99.78784000                5.27               5.27               5.27                5.27               5.27
        99.85034000                5.26               5.26               5.26                5.26               5.26
WAL (yrs)                          9.96               9.96               9.96                9.96               9.79
Mod Dur                            7.57               7.57               7.57                7.57               7.47
First Prin Pay                  8/10/2015          8/10/2015           8/10/2015          8/10/2015          6/10/2015
Maturity                        8/10/2015          8/10/2015           8/10/2015          8/10/2015          6/10/2015
Yield Spread                      100.74             100.89             100.96               101               101.74
--------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                   Assumptions
--------------------------------------------------------------------------------
1% Cleanup Call is Not Exercised
--------------------------------
Initial Balance is as of August 2005
------------------------------------
Prepay Rates are a Constant % of CPR
100% of All Prepayment Premiums are assumed to be collected
Prepayment Premiums are allocated to one or more classes
of the offered certificates as described under "Description of the
  Certificates-Distributions-
Distributions of Prepayment Premiums" in the Prospectus Supplement.
No Extensions on any Mortgage Loan
No Delinquencies on any Mortgage Loan
No Defaults on any Mortgage Loan
--------------------------------------------------------------------------------


----------------------------------
      Treasury Curve as of
----------------------------------
  Term (Yrs)        Yield (BEY%)
----------------------------------
     1/12              4.039%
     1/4               4.039%
     1/2               4.039%
      2                4.039%
      3                4.081%
      5                4.155%
     10                4.318%
     30                4.508%
----------------------------------


Rating Agencies Do Not Address the Likelihood of Receipt of Prepayment Penalties
--------------------------------------------------------------------------------

This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as Underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Banc of America Securities LLC

                         Price/Yield Table - Class A-1A


Security ID:        GECMC Series 2005-C3   Initial Balance:          444,990,000
Settlement Date:         08/25/05          Initial Pass-Through Rate:     5.013%
Accrual Start Date:      08/01/05
First Pay Date:          09/10/05


Prepayment (CPR)                Scenario 1         Scenario 2         Scenario 3          Scenario 4         Scenario 5
--------------------------------------------------------------------------------------------------------------------------
During YM                         0.00%               0.00%              0.00%               0.00%              0.00%
During Open                       0.00%              25.00%             50.00%              75.00%            100.00%
--------------------------------------------------------------------------------------------------------------------------


                                Scenario 1         Scenario 2         Scenario 3          Scenario 4         Scenario 5
--------------------------------------------------------------------------------------------------------------------------
       100.00000000                5.05               5.05               5.05                5.05               5.05
       100.06250000                5.04               5.04               5.04                5.04               5.03
       100.12500000                5.03               5.03               5.03                5.03               5.02
       100.18750000                5.02               5.02               5.02                5.02               5.01
       100.25000000                5.01               5.01               5.01                5.01               5.00
       100.31250000                5.00               5.00               5.00                5.00               4.99
       100.37500000                4.99               4.99               4.99                4.99               4.98
       100.43750000                4.98               4.98               4.98                4.98               4.97
       100.50000000                4.97               4.97               4.97                4.97               4.96
       100.56250000                4.96               4.96               4.96                4.96               4.95
       100.62500000                4.95               4.95               4.95                4.95               4.94
       100.68750000                4.94               4.94               4.94                4.94               4.93
       100.75000000                4.93               4.93               4.93                4.93               4.92
       100.81250000                4.92               4.92               4.92                4.92               4.91
       100.87500000                4.91               4.91               4.91                4.91               4.90
       100.93750000                4.90               4.90               4.90                4.90               4.89
       101.00000000                4.89               4.89               4.89                4.89               4.88
WAL (yrs)                          7.81               7.81               7.80                7.78               7.63
Mod Dur                            6.22               6.21               6.21                6.20               6.09
First Prin Pay                  9/10/2005          9/10/2005           9/10/2005          9/10/2005          9/10/2005
Maturity                        7/10/2015          7/10/2015           7/10/2015          7/10/2015          5/10/2015
Yield Spread                      71.88              71.89               71.91              71.94              72.27
--------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                   Assumptions
--------------------------------------------------------------------------------
1% Cleanup Call is Not Exercised
--------------------------------
Initial Balance is as of August 2005
------------------------------------
Prepay Rates are a Constant % of CPR
100% of All Prepayment Premiums are assumed to be collected
Prepayment Premiums are allocated to one or more classes
of the offered certificates as described under "Description of the
  Certificates-Distributions-
Distributions of Prepayment Premiums" in the Prospectus Supplement.
No Extensions on any Mortgage Loan
No Delinquencies on any Mortgage Loan
No Defaults on any Mortgage Loan
--------------------------------------------------------------------------------


----------------------------------
      Treasury Curve as of
----------------------------------
  Term (Yrs)        Yield (BEY%)
----------------------------------
     1/12              4.039%
     1/4               4.039%
     1/2               4.039%
      2                4.039%
      3                4.081%
      5                4.155%
     10                4.318%
     30                4.508%
----------------------------------


Rating Agencies Do Not Address the Likelihood of Receipt of Prepayment Penalties
--------------------------------------------------------------------------------

This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as Underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Banc of America Securities LLC

                          Price/Yield Table - Class A-1


Security ID:        GECMC Series 2005-C3   Initial Balance:           71,000,000
Settlement Date:         08/25/05          Initial Pass-Through Rate:    4.7020%
Accrual Start Date:      08/01/05
First Pay Date:          09/10/05

Prepayment (CPR)                Scenario 1         Scenario 2         Scenario 3          Scenario 4         Scenario 5
--------------------------------------------------------------------------------------------------------------------------
During YM                         0.00%               0.00%              0.00%               0.00%              0.00%
During Open                       0.00%              25.00%             50.00%              75.00%            100.00%
--------------------------------------------------------------------------------------------------------------------------


                                Scenario 1         Scenario 2         Scenario 3          Scenario 4         Scenario 5
--------------------------------------------------------------------------------------------------------------------------
        99.75000000                4.79               4.79               4.79                4.79               4.79
        99.81250000                4.77               4.77               4.77                4.77               4.77
        99.87500000                4.75               4.75               4.75                4.75               4.75
        99.93750000                4.73               4.73               4.73                4.73               4.73
       100.00000000                4.71               4.71               4.71                4.71               4.71
       100.06250000                4.69               4.69               4.69                4.69               4.69
       100.12500000                4.67               4.67               4.66                4.66               4.66
       100.18750000                4.65               4.64               4.64                4.64               4.64
       100.25000000                4.62               4.62               4.62                4.62               4.62
       100.31250000                4.60               4.60               4.60                4.60               4.60
       100.37500000                4.58               4.58               4.58                4.58               4.58
       100.43750000                4.56               4.56               4.56                4.56               4.55
       100.50000000                4.54               4.54               4.54                4.53               4.53
       100.56250000                4.52               4.52               4.52                4.51               4.51
       100.62500000                4.50               4.50               4.49                4.49               4.49
       100.68750000                4.48               4.48               4.47                4.47               4.47
       100.75000000                4.46               4.45               4.45                4.45               4.45
WAL (yrs)                          3.30               3.27               3.24                3.21               3.17
Mod Dur                            2.95               2.93               2.90                2.88               2.85
First Prin Pay                  9/10/2005          9/10/2005           9/10/2005          9/10/2005          9/10/2005
Maturity                        3/10/2010          3/10/2010           2/10/2010          1/10/2010          11/10/2009
Yield Spread                       53.2              53.21               53.22              53.22              53.23
--------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                   Assumptions
--------------------------------------------------------------------------------
1% Cleanup Call is Not Exercised
--------------------------------
Initial Balance is as of August 2005
------------------------------------
Prepay Rates are a Constant % of CPR
100% of All Prepayment Premiums are assumed to be collected
Prepayment Premiums are allocated to one or more classes
of the offered certificates as described under "Description of the
  Certificates-Distributions-
Distributions of Prepayment Premiums" in the Prospectus Supplement.
No Extensions on any Mortgage Loan
No Delinquencies on any Mortgage Loan
No Defaults on any Mortgage Loan
--------------------------------------------------------------------------------


----------------------------------
      Treasury Curve as of
----------------------------------
  Term (Yrs)        Yield (BEY%)
----------------------------------
     1/12              4.039%
     1/4               4.039%
     1/2               4.039%
      2                4.039%
      3                4.081%
      5                4.155%
     10                4.318%
     30                4.508%
----------------------------------


Rating Agencies Do Not Address the Likelihood of Receipt of Prepayment Penalties
--------------------------------------------------------------------------------

This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as Underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Banc of America Securities LLC

                          Price/Yield Table - Class A-2


Security ID:        GECMC Series 2005-C3   Initial Balance:          247,755,000
Settlement Date:         08/25/05          Initial Pass-Through Rate:     4.892%
Accrual Start Date:      08/01/05
First Pay Date:          09/10/05


Prepayment (CPR)                Scenario 1         Scenario 2         Scenario 3          Scenario 4         Scenario 5
--------------------------------------------------------------------------------------------------------------------------
During YM                         0.00%               0.00%              0.00%               0.00%              0.00%
During Open                       0.00%              25.00%             50.00%              75.00%            100.00%
--------------------------------------------------------------------------------------------------------------------------


                                Scenario 1         Scenario 2         Scenario 3          Scenario 4         Scenario 5
--------------------------------------------------------------------------------------------------------------------------
       100.00000000                4.91               4.91               4.91                4.91               4.91
       100.06250000                4.90               4.90               4.90                4.90               4.89
       100.12500000                4.88               4.88               4.88                4.88               4.88
       100.18750000                4.87               4.87               4.87                4.87               4.86
       100.25000000                4.85               4.85               4.85                4.85               4.85
       100.31250000                4.84               4.84               4.84                4.84               4.83
       100.37500000                4.82               4.82               4.82                4.82               4.81
       100.43750000                4.81               4.81               4.81                4.80               4.80
       100.50000000                4.79               4.79               4.79                4.79               4.78
       100.56250000                4.78               4.78               4.77                4.77               4.77
       100.62500000                4.76               4.76               4.76                4.76               4.75
       100.68750000                4.75               4.75               4.74                4.74               4.73
       100.75000000                4.73               4.73               4.73                4.73               4.72
       100.81250000                4.72               4.71               4.71                4.71               4.70
       100.87500000                4.70               4.70               4.70                4.70               4.69
       100.93750000                4.69               4.68               4.68                4.68               4.67
       101.00000000                4.67               4.67               4.67                4.67               4.65
WAL (yrs)                          4.69               4.68               4.66                4.63               4.39
Mod Dur                            4.10               4.09               4.07                4.05               3.86
First Prin Pay                  3/10/2010          3/10/2010           2/10/2010          1/10/2010          11/10/2009
Maturity                        6/10/2010          5/10/2010           5/10/2010          5/10/2010           3/10/2010
Yield Spread                      64.73              64.74               64.75              64.78              64.92
--------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                   Assumptions
--------------------------------------------------------------------------------
1% Cleanup Call is Not Exercised
--------------------------------
Initial Balance is as of August 2005
------------------------------------
Prepay Rates are a Constant % of CPR
100% of All Prepayment Premiums are assumed to be collected
Prepayment Premiums are allocated to one or more classes
of the offered certificates as described under "Description of the
  Certificates-Distributions-
Distributions of Prepayment Premiums" in the Prospectus Supplement.
No Extensions on any Mortgage Loan
No Delinquencies on any Mortgage Loan
No Defaults on any Mortgage Loan
--------------------------------------------------------------------------------


----------------------------------
      Treasury Curve as of
----------------------------------
  Term (Yrs)        Yield (BEY%)
----------------------------------
     1/12              4.039%
     1/4               4.039%
     1/2               4.039%
      2                4.039%
      3                4.081%
      5                4.155%
     10                4.318%
     30                4.508%
----------------------------------


Rating Agencies Do Not Address the Likelihood of Receipt of Prepayment Penalties
--------------------------------------------------------------------------------

This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as Underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Banc of America Securities LLC

                          Price/Yield Table - Class A-3


Security ID:         GECMC Series 2005-C3  Initial Balance:          220,000,000
Settlement Date:          08/25/05         Initial Pass-Through Rate:     5.089%
Accrual Start Date:       08/01/05
First Pay Date:           09/10/05

Prepayment (CPR)                Scenario 1         Scenario 2         Scenario 3          Scenario 4         Scenario 5
--------------------------------------------------------------------------------------------------------------------------
During YM                         0.00%               0.00%              0.00%               0.00%              0.00%
During Open                       0.00%              25.00%             50.00%              75.00%            100.00%
--------------------------------------------------------------------------------------------------------------------------


                                Scenario 1         Scenario 2         Scenario 3          Scenario 4         Scenario 5
--------------------------------------------------------------------------------------------------------------------------
       100.75000000                4.94               4.94               4.93                4.93               4.93
       100.81250000                4.92               4.92               4.92                4.92               4.91
       100.87500000                4.91               4.91               4.91                4.90               4.90
       100.93750000                4.89               4.89               4.89                4.89               4.88
       101.00000000                4.88               4.88               4.88                4.88               4.87
       101.06250000                4.86               4.86               4.86                4.86               4.85
       101.12500000                4.85               4.85               4.85                4.85               4.84
       101.18750000                4.83               4.83               4.83                4.83               4.82
       101.25000000                4.82               4.82               4.82                4.82               4.81
       101.31250000                4.80               4.80               4.80                4.80               4.79
       101.37500000                4.79               4.79               4.79                4.79               4.78
       101.43750000                4.77               4.77               4.77                4.77               4.76
       101.50000000                4.76               4.76               4.76                4.76               4.75
       101.56250000                4.74               4.74               4.74                4.74               4.73
       101.62500000                4.73               4.73               4.73                4.73               4.72
       101.68750000                4.72               4.72               4.71                4.71               4.70
       101.75000000                4.70               4.70               4.70                4.70               4.69
WAL (yrs)                          4.85               4.84               4.83                4.82               4.66
Mod Dur                            4.20               4.20               4.19                4.18               4.06
First Prin Pay                  6/10/2010          5/10/2010           5/10/2010          5/10/2010          3/10/2010
Maturity                        9/10/2010          9/10/2010           9/10/2010          9/10/2010          8/10/2010
Yield Spread                      66.85              66.84               66.81              66.78              66.35
--------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                   Assumptions
--------------------------------------------------------------------------------
1% Cleanup Call is Not Exercised
--------------------------------
Initial Balance is as of August 2005
------------------------------------
Prepay Rates are a Constant % of CPR
100% of All Prepayment Premiums are assumed to be collected
Prepayment Premiums are allocated to one or more classes
of the offered certificates as described under "Description of the
  Certificates-Distributions-
Distributions of Prepayment Premiums" in the Prospectus Supplement.
No Extensions on any Mortgage Loan
No Delinquencies on any Mortgage Loan
No Defaults on any Mortgage Loan
--------------------------------------------------------------------------------


----------------------------------
      Treasury Curve as of
----------------------------------
  Term (Yrs)        Yield (BEY%)
----------------------------------
     1/12              4.039%
     1/4               4.039%
     1/2               4.039%
      2                4.039%
      3                4.081%
      5                4.155%
     10                4.318%
     30                4.508%
----------------------------------


Rating Agencies Do Not Address the Likelihood of Receipt of Prepayment Penalties
--------------------------------------------------------------------------------

This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as Underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Banc of America Securities LLC

                         Price/Yield Table - Class A-AB


Security ID:        GECMC Series 2005-C3   Initial Balance:           74,053,000
Settlement Date:         08/25/05          Initial Pass-Through Rate:     5.007%
Accrual Start Date:      08/01/05
First Pay Date:          09/10/05


Prepayment (CPR)                Scenario 1         Scenario 2         Scenario 3          Scenario 4         Scenario 5
--------------------------------------------------------------------------------------------------------------------------
During YM                         0.00%               0.00%              0.00%               0.00%              0.00%
During Open                       0.00%              25.00%             50.00%              75.00%            100.00%
--------------------------------------------------------------------------------------------------------------------------


                                Scenario 1         Scenario 2         Scenario 3          Scenario 4         Scenario 5
--------------------------------------------------------------------------------------------------------------------------
       100.00000000                5.04               5.04               5.04                5.04               5.04
       100.06250000                5.03               5.03               5.03                5.03               5.03
       100.12500000                5.02               5.02               5.02                5.02               5.02
       100.18750000                5.01               5.01               5.01                5.01               5.01
       100.25000000                5.00               5.00               5.00                5.00               5.00
       100.31250000                4.99               4.99               4.99                4.99               4.99
       100.37500000                4.98               4.98               4.98                4.98               4.98
       100.43750000                4.97               4.97               4.97                4.97               4.97
       100.50000000                4.96               4.96               4.96                4.96               4.96
       100.56250000                4.95               4.95               4.95                4.95               4.95
       100.62500000                4.94               4.94               4.94                4.94               4.94
       100.68750000                4.93               4.93               4.93                4.93               4.93
       100.75000000                4.91               4.91               4.91                4.91               4.91
       100.81250000                4.90               4.90               4.90                4.90               4.90
       100.87500000                4.89               4.89               4.89                4.89               4.89
       100.93750000                4.88               4.88               4.88                4.88               4.88
       101.00000000                4.87               4.87               4.87                4.87               4.87
WAL (yrs)                          7.41               7.40               7.40                7.40               7.40
Mod Dur                            6.02               6.02               6.02                6.02               6.01
First Prin Pay                  9/10/2010          9/10/2010           9/10/2010          9/10/2010          9/10/2010
Maturity                        5/10/2015          3/10/2015           2/10/2015          2/10/2015          1/10/2015
Yield Spread                      72.25              72.27               72.27              72.27              72.27
--------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                   Assumptions
--------------------------------------------------------------------------------
1% Cleanup Call is Not Exercised
--------------------------------
Initial Balance is as of August 2005
------------------------------------
Prepay Rates are a Constant % of CPR
100% of All Prepayment Premiums are assumed to be collected
Prepayment Premiums are allocated to one or more classes
of the offered certificates as described under "Description of the
  Certificates-Distributions-
Distributions of Prepayment Premiums" in the Prospectus Supplement.
No Extensions on any Mortgage Loan
No Delinquencies on any Mortgage Loan
No Defaults on any Mortgage Loan
--------------------------------------------------------------------------------


----------------------------------
      Treasury Curve as of
----------------------------------
  Term (Yrs)        Yield (BEY%)
----------------------------------
     1/12              4.039%
     1/4               4.039%
     1/2               4.039%
      2                4.039%
      3                4.081%
      5                4.155%
     10                4.318%
     30                4.508%
----------------------------------


Rating Agencies Do Not Address the Likelihood of Receipt of Prepayment Penalties
--------------------------------------------------------------------------------

This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as Underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Banc of America Securities LLC

                          Price/Yield Table - Class A-4


Security ID:        GECMC Series 2005-C3   Initial Balance:          118,168,000
Settlement Date:         08/25/05          Initial Pass-Through Rate:     5.003%
Accrual Start Date:      08/01/05
First Pay Date:          09/10/05


Prepayment (CPR)                Scenario 1         Scenario 2         Scenario 3          Scenario 4         Scenario 5
--------------------------------------------------------------------------------------------------------------------------
During YM                         0.00%               0.00%              0.00%               0.00%              0.00%
During Open                       0.00%              25.00%             50.00%              75.00%            100.00%
--------------------------------------------------------------------------------------------------------------------------


                                Scenario 1         Scenario 2         Scenario 3          Scenario 4         Scenario 5
--------------------------------------------------------------------------------------------------------------------------
       100.00000000                5.03               5.03               5.03                5.03               5.03
       100.06250000                5.02               5.02               5.02                5.02               5.02
       100.12500000                5.01               5.01               5.01                5.01               5.00
       100.18750000                5.00               5.00               5.00                4.99               4.99
       100.25000000                4.99               4.99               4.99                4.98               4.98
       100.31250000                4.98               4.98               4.97                4.97               4.96
       100.37500000                4.97               4.96               4.96                4.96               4.95
       100.43750000                4.96               4.95               4.95                4.95               4.94
       100.50000000                4.95               4.94               4.94                4.93               4.93
       100.56250000                4.94               4.93               4.93                4.92               4.91
       100.62500000                4.92               4.92               4.92                4.91               4.90
       100.68750000                4.91               4.91               4.90                4.90               4.89
       100.75000000                4.90               4.90               4.89                4.89               4.87
       100.81250000                4.89               4.89               4.88                4.87               4.86
       100.87500000                4.88               4.87               4.87                4.86               4.85
       100.93750000                4.87               4.86               4.86                4.85               4.84
       101.00000000                4.86               4.85               4.85                4.84               4.82
WAL (yrs)                          6.87               6.61               6.36                6.11               5.64
Mod Dur                            5.68               5.50               5.32                5.14               4.79
First Prin Pay                  7/10/2012          9/10/2010           9/10/2010          9/10/2010          8/10/2010
Maturity                        7/10/2012          7/10/2012           7/10/2012          7/10/2012          1/10/2012
Yield Spread                      72.98              73.46               73.9                74.3              74.97
--------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                   Assumptions
--------------------------------------------------------------------------------
1% Cleanup Call is Not Exercised
--------------------------------
Initial Balance is as of August 2005
------------------------------------
Prepay Rates are a Constant % of CPR
100% of All Prepayment Premiums are assumed to be collected
Prepayment Premiums are allocated to one or more classes
of the offered certificates as described under "Description of the
  Certificates-Distributions-
Distributions of Prepayment Premiums" in the Prospectus Supplement.
No Extensions on any Mortgage Loan
No Delinquencies on any Mortgage Loan
No Defaults on any Mortgage Loan
--------------------------------------------------------------------------------


----------------------------------
      Treasury Curve as of
----------------------------------
  Term (Yrs)        Yield (BEY%)
----------------------------------
     1/12              4.039%
     1/4               4.039%
     1/2               4.039%
      2                4.039%
      3                4.081%
      5                4.155%
     10                4.318%
     30                4.508%
----------------------------------


Rating Agencies Do Not Address the Likelihood of Receipt of Prepayment Penalties
--------------------------------------------------------------------------------

This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as Underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Banc of America Securities LLC

                          Price/Yield Table - Class A-5


Security ID:        GECMC Series 2005-C3   Initial Balance:           75,000,000
Settlement Date:         08/25/05          Initial Pass-Through Rate:     5.198%
Accrual Start Date:      08/01/05
First Pay Date:          09/10/05


Prepayment (CPR)                Scenario 1         Scenario 2         Scenario 3          Scenario 4         Scenario 5
--------------------------------------------------------------------------------------------------------------------------
During YM                         0.00%               0.00%              0.00%               0.00%              0.00%
During Open                       0.00%              25.00%             50.00%              75.00%            100.00%
--------------------------------------------------------------------------------------------------------------------------


                                Scenario 1         Scenario 2         Scenario 3          Scenario 4         Scenario 5
--------------------------------------------------------------------------------------------------------------------------
       100.81000000                5.04               5.04               5.04                5.04               5.04
       100.87250000                5.03               5.03               5.03                5.03               5.03
       100.93500000                5.02               5.02               5.02                5.02               5.02
       100.99750000                5.01               5.01               5.01                5.01               5.01
       101.06000000                5.00               5.00               5.00                5.00               5.00
       101.12250000                4.99               4.99               4.99                4.99               4.99
       101.18500000                4.98               4.98               4.98                4.98               4.97
       101.24750000                4.97               4.97               4.97                4.97               4.96
       101.31000000                4.96               4.96               4.96                4.96               4.95
       101.37250000                4.95               4.95               4.95                4.95               4.94
       101.43500000                4.94               4.94               4.94                4.94               4.93
       101.49750000                4.93               4.93               4.92                4.92               4.92
       101.56000000                4.92               4.91               4.91                4.91               4.91
       101.62250000                4.90               4.90               4.90                4.90               4.90
       101.68500000                4.89               4.89               4.89                4.89               4.89
       101.74750000                4.88               4.88               4.88                4.88               4.88
       101.81000000                4.87               4.87               4.87                4.87               4.86
WAL (yrs)                          6.94               6.91               6.89                6.88               6.73
Mod Dur                            5.71               5.69               5.67                5.66               5.56
First Prin Pay                  7/10/2012          7/10/2012           7/10/2012          7/10/2012          1/10/2012
Maturity                        8/10/2012          8/10/2012           8/10/2012          8/10/2012          6/10/2012
Yield Spread                      74.01              74.02               74.03              74.05              74.12
--------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                   Assumptions
--------------------------------------------------------------------------------
1% Cleanup Call is Not Exercised
--------------------------------
Initial Balance is as of August 2005
------------------------------------
Prepay Rates are a Constant % of CPR
100% of All Prepayment Premiums are assumed to be collected
Prepayment Premiums are allocated to one or more classes
of the offered certificates as described under "Description of the
  Certificates-Distributions-
Distributions of Prepayment Premiums" in the Prospectus Supplement.
No Extensions on any Mortgage Loan
No Delinquencies on any Mortgage Loan
No Defaults on any Mortgage Loan
--------------------------------------------------------------------------------


----------------------------------
      Treasury Curve as of
----------------------------------
  Term (Yrs)        Yield (BEY%)
----------------------------------
     1/12              4.039%
     1/4               4.039%
     1/2               4.039%
      2                4.039%
      3                4.081%
      5                4.155%
     10                4.318%
     30                4.508%
----------------------------------


Rating Agencies Do Not Address the Likelihood of Receipt of Prepayment Penalties
--------------------------------------------------------------------------------

This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as Underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Banc of America Securities LLC

                         Price/Yield Table - Class A-6A


Security ID:         GECMC Series 2005-C3  Initial Balance:          386,682,000
Settlement Date:          08/25/05         Initial Pass-Through Rate:     5.047%
Accrual Start Date:       08/01/05
First Pay Date:           09/10/05


Prepayment (CPR)                Scenario 1         Scenario 2         Scenario 3          Scenario 4         Scenario 5
--------------------------------------------------------------------------------------------------------------------------
During YM                         0.00%               0.00%              0.00%               0.00%              0.00%
During Open                       0.00%              25.00%             50.00%              75.00%            100.00%
--------------------------------------------------------------------------------------------------------------------------


                                Scenario 1         Scenario 2         Scenario 3          Scenario 4         Scenario 5
--------------------------------------------------------------------------------------------------------------------------
        99.99000000                5.08               5.08               5.08                5.08               5.08
       100.05250000                5.08               5.08               5.08                5.08               5.08
       100.11500000                5.07               5.07               5.07                5.07               5.07
       100.17750000                5.06               5.06               5.06                5.06               5.06
       100.24000000                5.05               5.05               5.05                5.05               5.05
       100.30250000                5.04               5.04               5.04                5.04               5.04
       100.36500000                5.04               5.04               5.04                5.04               5.03
       100.42750000                5.03               5.03               5.03                5.03               5.03
       100.49000000                5.02               5.02               5.02                5.02               5.02
       100.55250000                5.01               5.01               5.01                5.01               5.01
       100.61500000                5.00               5.00               5.00                5.00               5.00
       100.67750000                4.99               4.99               4.99                4.99               4.99
       100.74000000                4.99               4.99               4.99                4.99               4.98
       100.80250000                4.98               4.98               4.98                4.98               4.98
       100.86500000                4.97               4.97               4.97                4.97               4.97
       100.92750000                4.96               4.96               4.96                4.96               4.96
       100.99000000                4.95               4.95               4.95                4.95               4.95
WAL (yrs)                          9.80               9.78               9.75                9.72               9.54
Mod Dur                            7.55               7.54               7.53                7.51               7.40
First Prin Pay                  5/10/2015          3/10/2015           2/10/2015          2/10/2015          1/10/2015
Maturity                        7/10/2015          7/10/2015           6/10/2015          6/10/2015          4/10/2015
Yield Spread                      70.77              70.82               70.88              70.96              71.43
--------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                   Assumptions
--------------------------------------------------------------------------------
1% Cleanup Call is Not Exercised
--------------------------------
Initial Balance is as of August 2005
------------------------------------
Prepay Rates are a Constant % of CPR
100% of All Prepayment Premiums are assumed to be collected
Prepayment Premiums are allocated to one or more classes
of the offered certificates as described under "Description of the
  Certificates-Distributions-
Distributions of Prepayment Premiums" in the Prospectus Supplement.
No Extensions on any Mortgage Loan
No Delinquencies on any Mortgage Loan
No Defaults on any Mortgage Loan
--------------------------------------------------------------------------------


----------------------------------
      Treasury Curve as of
----------------------------------
  Term (Yrs)        Yield (BEY%)
----------------------------------
     1/12              4.039%
     1/4               4.039%
     1/2               4.039%
      2                4.039%
      3                4.081%
      5                4.155%
     10                4.318%
     30                4.508%
----------------------------------


Rating Agencies Do Not Address the Likelihood of Receipt of Prepayment Penalties
--------------------------------------------------------------------------------

This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as Underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Banc of America Securities LLC

                         Price/Yield Table - Class A-6B


Security ID:         GECMC Series 2005-C3  Initial Balance:           55,241,000
Settlement Date:          08/25/05         Initial Pass-Through Rate:     5.099%
Accrual Start Date:       08/01/05
First Pay Date:           09/10/05


Prepayment (CPR)                Scenario 1         Scenario 2         Scenario 3          Scenario 4         Scenario 5
--------------------------------------------------------------------------------------------------------------------------
During YM                         0.00%               0.00%              0.00%               0.00%              0.00%
During Open                       0.00%              25.00%             50.00%              75.00%            100.00%
--------------------------------------------------------------------------------------------------------------------------


                                Scenario 1         Scenario 2         Scenario 3          Scenario 4         Scenario 5
--------------------------------------------------------------------------------------------------------------------------
       100.00000000                5.14               5.14               5.14                5.14               5.14
       100.06250000                5.13               5.13               5.13                5.13               5.13
       100.12500000                5.12               5.12               5.12                5.12               5.12
       100.18750000                5.11               5.11               5.11                5.11               5.11
       100.25000000                5.10               5.10               5.10                5.10               5.10
       100.31250000                5.10               5.10               5.10                5.10               5.09
       100.37500000                5.09               5.09               5.09                5.09               5.09
       100.43750000                5.08               5.08               5.08                5.08               5.08
       100.50000000                5.07               5.07               5.07                5.07               5.07
       100.56250000                5.06               5.06               5.06                5.06               5.06
       100.62500000                5.05               5.05               5.05                5.05               5.05
       100.68750000                5.05               5.05               5.05                5.05               5.04
       100.75000000                5.04               5.04               5.04                5.04               5.04
       100.81250000                5.03               5.03               5.03                5.03               5.03
       100.87500000                5.02               5.02               5.02                5.02               5.02
       100.93750000                5.01               5.01               5.01                5.01               5.01
       101.00000000                5.01               5.01               5.01                5.00               5.00
WAL (yrs)                          9.88               9.88               9.87                9.79               9.63
Mod Dur                            7.58               7.58               7.57                7.53               7.43
First Prin Pay                  7/10/2015          7/10/2015           6/10/2015          6/10/2015          4/10/2015
Maturity                        7/10/2015          7/10/2015           7/10/2015          6/10/2015          4/10/2015
Yield Spread                      75.69               75.7               75.72              75.93              76.32
--------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                   Assumptions
--------------------------------------------------------------------------------
1% Cleanup Call is Not Exercised
--------------------------------
Initial Balance is as of August 2005
------------------------------------
Prepay Rates are a Constant % of CPR
100% of All Prepayment Premiums are assumed to be collected
Prepayment Premiums are allocated to one or more classes
of the offered certificates as described under "Description of the
  Certificates-Distributions-
Distributions of Prepayment Premiums" in the Prospectus Supplement.
No Extensions on any Mortgage Loan
No Delinquencies on any Mortgage Loan
No Defaults on any Mortgage Loan
--------------------------------------------------------------------------------


----------------------------------
      Treasury Curve as of
----------------------------------
  Term (Yrs)        Yield (BEY%)
----------------------------------
     1/12              4.039%
     1/4               4.039%
     1/2               4.039%
      2                4.039%
      3                4.081%
      5                4.155%
     10                4.318%
     30                4.508%
----------------------------------


Rating Agencies Do Not Address the Likelihood of Receipt of Prepayment Penalties
--------------------------------------------------------------------------------

This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as Underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Banc of America Securities LLC

                          Price/Yield Table - Class A-J


Security ID:        GECMC Series 2005-C3   Initial Balance:          161,353,000
Settlement Date:         08/25/05          Initial Pass-Through Rate:     5.155%
Accrual Start Date:      08/01/05
First Pay Date:          09/10/05


Prepayment (CPR)                Scenario 1         Scenario 2         Scenario 3          Scenario 4         Scenario 5
--------------------------------------------------------------------------------------------------------------------------
During YM                         0.00%               0.00%              0.00%               0.00%              0.00%
During Open                       0.00%              25.00%             50.00%              75.00%            100.00%
--------------------------------------------------------------------------------------------------------------------------


                                Scenario 1         Scenario 2         Scenario 3          Scenario 4         Scenario 5
--------------------------------------------------------------------------------------------------------------------------
       100.00000000                5.18               5.18               5.18                5.18               5.18
       100.06250000                5.17               5.17               5.17                5.17               5.17
       100.12500000                5.16               5.16               5.16                5.16               5.16
       100.18750000                5.15               5.15               5.15                5.15               5.15
       100.25000000                5.14               5.14               5.14                5.14               5.14
       100.31250000                5.14               5.14               5.14                5.14               5.14
       100.37500000                5.13               5.13               5.13                5.13               5.13
       100.43750000                5.12               5.12               5.12                5.12               5.12
       100.50000000                5.11               5.11               5.11                5.11               5.11
       100.56250000                5.10               5.10               5.10                5.10               5.10
       100.62500000                5.10               5.10               5.10                5.10               5.09
       100.68750000                5.09               5.09               5.09                5.09               5.09
       100.75000000                5.08               5.08               5.08                5.08               5.08
       100.81250000                5.07               5.07               5.07                5.07               5.07
       100.87500000                5.06               5.06               5.06                5.06               5.06
       100.93750000                5.05               5.05               5.05                5.05               5.05
       101.00000000                5.05               5.05               5.05                5.05               5.05
WAL (yrs)                          9.91               9.90               9.89                9.88               9.72
Mod Dur                            7.58               7.58               7.57                7.56               7.48
First Prin Pay                  7/10/2015          7/10/2015           7/10/2015          7/10/2015          5/10/2015
Maturity                        8/10/2015          8/10/2015           8/10/2015          7/10/2015          6/10/2015
Yield Spread                      79.68              79.72               79.76              79.81              80.23
--------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                   Assumptions
--------------------------------------------------------------------------------
1% Cleanup Call is Not Exercised
--------------------------------
Initial Balance is as of August 2005
------------------------------------
Prepay Rates are a Constant % of CPR
100% of All Prepayment Premiums are assumed to be collected
Prepayment Premiums are allocated to one or more classes
of the offered certificates as described under "Description of the
  Certificates-Distributions-
Distributions of Prepayment Premiums" in the Prospectus Supplement.
No Extensions on any Mortgage Loan
No Delinquencies on any Mortgage Loan
No Defaults on any Mortgage Loan
--------------------------------------------------------------------------------


----------------------------------
      Treasury Curve as of
----------------------------------
  Term (Yrs)        Yield (BEY%)
----------------------------------
     1/12              4.039%
     1/4               4.039%
     1/2               4.039%
      2                4.039%
      3                4.081%
      5                4.155%
     10                4.318%
     30                4.508%
----------------------------------


Rating Agencies Do Not Address the Likelihood of Receipt of Prepayment Penalties
--------------------------------------------------------------------------------

This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as Underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                           Price/Yield Table - Class B


Security ID:         GECMC Series 2005-C3  Initial Balance:           13,226,000
Settlement Date:          08/25/05         Initial Pass-Through Rate:     5.274%
Accrual Start Date:       08/01/05
First Pay Date:           09/10/05


Prepayment (CPR)                Scenario 1         Scenario 2         Scenario 3          Scenario 4         Scenario 5
--------------------------------------------------------------------------------------------------------------------------
During YM                         0.00%               0.00%              0.00%               0.00%              0.00%
During Open                       0.00%              25.00%             50.00%              75.00%            100.00%
--------------------------------------------------------------------------------------------------------------------------


                                Scenario 1         Scenario 2         Scenario 3          Scenario 4         Scenario 5
--------------------------------------------------------------------------------------------------------------------------
       100.00000000                5.23               5.23               5.23                5.23               5.23
       100.06250000                5.22               5.22               5.22                5.22               5.22
       100.12500000                5.21               5.21               5.21                5.21               5.21
       100.18750000                5.20               5.21               5.21                5.20               5.21
       100.25000000                5.20               5.20               5.20                5.20               5.20
       100.31250000                5.19               5.19               5.19                5.19               5.19
       100.37500000                5.18               5.18               5.18                5.18               5.18
       100.43750000                5.17               5.17               5.17                5.17               5.17
       100.50000000                5.16               5.16               5.16                5.16               5.16
       100.56250000                5.16               5.16               5.16                5.16               5.16
       100.62500000                5.15               5.15               5.15                5.15               5.15
       100.68750000                5.14               5.14               5.14                5.14               5.14
       100.75000000                5.13               5.13               5.13                5.13               5.13
       100.81250000                5.12               5.12               5.12                5.12               5.12
       100.87500000                5.12               5.12               5.12                5.11               5.11
       100.93750000                5.11               5.11               5.11                5.11               5.11
       101.00000000                5.10               5.10               5.10                5.10               5.10
WAL (yrs)                          9.96               9.96               9.96                9.91               9.79
Mod Dur                            7.60               7.60               7.59                7.57               7.50
First Prin Pay                  8/10/2015          8/10/2015           8/10/2015          7/10/2015          6/10/2015
Maturity                        8/10/2015          8/10/2015           8/10/2015          8/10/2015          6/10/2015
Yield Spread                      84.74              84.76               84.77              84.88              85.29
--------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                   Assumptions
--------------------------------------------------------------------------------
1% Cleanup Call is Not Exercised
--------------------------------
Initial Balance is as of August 2005
------------------------------------
Prepay Rates are a Constant % of CPR
100% of All Prepayment Premiums are assumed to be collected
Prepayment Premiums are allocated to one or more classes
of the offered certificates as described under "Description of the
  Certificates-Distributions-
Distributions of Prepayment Premiums" in the Prospectus Supplement.
No Extensions on any Mortgage Loan
No Delinquencies on any Mortgage Loan
No Defaults on any Mortgage Loan
--------------------------------------------------------------------------------


----------------------------------
      Treasury Curve as of
----------------------------------
  Term (Yrs)        Yield (BEY%)
----------------------------------
     1/12              4.039%
     1/4               4.039%
     1/2               4.039%
      2                4.039%
      3                4.081%
      5                4.155%
     10                4.318%
     30                4.508%
----------------------------------


Rating Agencies Do Not Address the Likelihood of Receipt of Prepayment Penalties
--------------------------------------------------------------------------------

This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as Underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                           Price/Yield Table - Class C


Security ID:         GECMC Series 2005-C3  Initial Balance:           29,096,000
Settlement Date:          08/25/05         Initial Pass-Through Rate:     5.274%
Accrual Start Date:       08/01/05
First Pay Date:           09/10/05


Prepayment (CPR)                Scenario 1         Scenario 2         Scenario 3          Scenario 4         Scenario 5
--------------------------------------------------------------------------------------------------------------------------
During YM                         0.00%               0.00%              0.00%               0.00%              0.00%
During Open                       0.00%              25.00%             50.00%              75.00%            100.00%
--------------------------------------------------------------------------------------------------------------------------


                                Scenario 1         Scenario 2         Scenario 3          Scenario 4         Scenario 5
--------------------------------------------------------------------------------------------------------------------------
        99.76000000                5.27               5.27               5.27                5.27               5.27
        99.82250000                5.26               5.26               5.26                5.26               5.26
        99.88500000                5.25               5.25               5.25                5.25               5.26
        99.94750000                5.25               5.25               5.25                5.25               5.25
       100.01000000                5.24               5.24               5.24                5.24               5.24
       100.07250000                5.23               5.23               5.23                5.23               5.23
       100.13500000                5.22               5.22               5.22                5.22               5.22
       100.19750000                5.21               5.21               5.21                5.21               5.21
       100.26000000                5.20               5.20               5.20                5.21               5.21
       100.32250000                5.20               5.20               5.20                5.20               5.20
       100.38500000                5.19               5.19               5.19                5.19               5.19
       100.44750000                5.18               5.18               5.18                5.18               5.18
       100.51000000                5.17               5.17               5.17                5.17               5.17
       100.57250000                5.16               5.16               5.16                5.16               5.16
       100.63500000                5.16               5.16               5.16                5.16               5.16
       100.69750000                5.15               5.15               5.15                5.15               5.15
       100.76000000                5.14               5.14               5.14                5.14               5.14
WAL (yrs)                          9.96               9.96               9.96                9.96               9.79
Mod Dur                            7.59               7.59               7.59                7.59               7.49
First Prin Pay                  8/10/2015          8/10/2015           8/10/2015          8/10/2015          6/10/2015
Maturity                        8/10/2015          8/10/2015           8/10/2015          8/10/2015          6/10/2015
Yield Spread                      88.76              88.79               88.82              88.85              89.42
--------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                   Assumptions
--------------------------------------------------------------------------------
1% Cleanup Call is Not Exercised
--------------------------------
Initial Balance is as of August 2005
------------------------------------
Prepay Rates are a Constant % of CPR
100% of All Prepayment Premiums are assumed to be collected
Prepayment Premiums are allocated to one or more classes
of the offered certificates as described under "Description of the
  Certificates-Distributions-
Distributions of Prepayment Premiums" in the Prospectus Supplement.
No Extensions on any Mortgage Loan
No Delinquencies on any Mortgage Loan
No Defaults on any Mortgage Loan
--------------------------------------------------------------------------------


----------------------------------
      Treasury Curve as of
----------------------------------
  Term (Yrs)        Yield (BEY%)
----------------------------------
     1/12              4.039%
     1/4               4.039%
     1/2               4.039%
      2                4.039%
      3                4.081%
      5                4.155%
     10                4.318%
     30                4.508%
----------------------------------


Rating Agencies Do Not Address the Likelihood of Receipt of Prepayment Penalties
--------------------------------------------------------------------------------

This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as Underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Banc of America Securities LLC

                           Price/Yield Table - Class D


Security ID:        GECMC Series 2005-C3   Initial Balance:           21,161,000
Settlement Date:         08/25/05          Initial Pass-Through Rate:     5.274%
Accrual Start Date:      08/01/05
First Pay Date:          09/10/05


Prepayment (CPR)                Scenario 1         Scenario 2         Scenario 3          Scenario 4         Scenario 5
--------------------------------------------------------------------------------------------------------------------------
During YM                         0.00%               0.00%              0.00%               0.00%              0.00%
During Open                       0.00%              25.00%             50.00%              75.00%            100.00%
--------------------------------------------------------------------------------------------------------------------------


                                Scenario 1         Scenario 2         Scenario 3          Scenario 4         Scenario 5
--------------------------------------------------------------------------------------------------------------------------
        99.53273000                5.30               5.30               5.30                5.30               5.30
        99.59523000                5.29               5.29               5.29                5.29               5.29
        99.65773000                5.28               5.28               5.28                5.28               5.29
        99.72023000                5.28               5.28               5.28                5.28               5.28
        99.78273000                5.27               5.27               5.27                5.27               5.27
        99.84523000                5.26               5.26               5.26                5.26               5.26
        99.90773000                5.25               5.25               5.25                5.25               5.25
        99.97023000                5.24               5.24               5.24                5.24               5.24
       100.03273000                5.23               5.23               5.23                5.23               5.24
       100.09523000                5.23               5.23               5.23                5.23               5.23
       100.15773000                5.22               5.22               5.22                5.22               5.22
       100.22023000                5.21               5.21               5.21                5.21               5.21
       100.28273000                5.20               5.20               5.20                5.20               5.20
       100.34523000                5.19               5.19               5.19                5.19               5.19
       100.40773000                5.18               5.19               5.19                5.19               5.19
       100.47023000                5.18               5.18               5.18                5.18               5.18
       100.53273000                5.17               5.17               5.17                5.17               5.17
WAL (yrs)                          9.96               9.96               9.96                9.96               9.79
Mod Dur                            7.59               7.59               7.59                7.59               7.49
First Prin Pay                  8/10/2015          8/10/2015           8/10/2015          8/10/2015          6/10/2015
Maturity                        8/10/2015          8/10/2015           8/10/2015          8/10/2015          6/10/2015
Yield Spread                      91.74              91.77               91.8               91.83              92.44
--------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                   Assumptions
--------------------------------------------------------------------------------
1% Cleanup Call is Not Exercised
--------------------------------
Initial Balance is as of August 2005
------------------------------------
Prepay Rates are a Constant % of CPR
100% of All Prepayment Premiums are assumed to be collected
Prepayment Premiums are allocated to one or more classes
of the offered certificates as described under "Description of the
  Certificates-Distributions-
Distributions of Prepayment Premiums" in the Prospectus Supplement.
No Extensions on any Mortgage Loan
No Delinquencies on any Mortgage Loan
No Defaults on any Mortgage Loan
--------------------------------------------------------------------------------


----------------------------------
      Treasury Curve as of
----------------------------------
  Term (Yrs)        Yield (BEY%)
----------------------------------
     1/12              4.039%
     1/4               4.039%
     1/2               4.039%
      2                4.039%
      3                4.081%
      5                4.155%
     10                4.318%
     30                4.508%
----------------------------------


Rating Agencies Do Not Address the Likelihood of Receipt of Prepayment Penalties
--------------------------------------------------------------------------------

This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as Underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                           Price/Yield Table - Class E


Security ID:        GECMC Series 2005-C3   Initial Balance:           34,387,000
Settlement Date:         08/25/05          Initial Pass-Through Rate:     5.274%
Accrual Start Date:      08/01/05
First Pay Date:          09/10/05


Prepayment (CPR)                Scenario 1         Scenario 2         Scenario 3          Scenario 4         Scenario 5
--------------------------------------------------------------------------------------------------------------------------
During YM                         0.00%               0.00%              0.00%               0.00%              0.00%
During Open                       0.00%              25.00%             50.00%              75.00%            100.00%
--------------------------------------------------------------------------------------------------------------------------


                                Scenario 1         Scenario 2         Scenario 3          Scenario 4         Scenario 5
--------------------------------------------------------------------------------------------------------------------------
        98.85034000                5.39               5.39               5.39                5.39               5.39
        98.91284000                5.38               5.38               5.38                5.38               5.39
        98.97534000                5.37               5.37               5.37                5.37               5.38
        99.03784000                5.37               5.37               5.37                5.37               5.37
        99.10034000                5.36               5.36               5.36                5.36               5.36
        99.16284000                5.35               5.35               5.35                5.35               5.35
        99.22534000                5.34               5.34               5.34                5.34               5.34
        99.28784000                5.33               5.33               5.33                5.33               5.34
        99.35034000                5.32               5.32               5.32                5.32               5.33
        99.41284000                5.32               5.32               5.32                5.32               5.32
        99.47534000                5.31               5.31               5.31                5.31               5.31
        99.53784000                5.30               5.30               5.30                5.30               5.30
        99.60034000                5.29               5.29               5.29                5.29               5.29
        99.66284000                5.28               5.28               5.28                5.28               5.28
        99.72534000                5.27               5.27               5.28                5.28               5.28
        99.78784000                5.27               5.27               5.27                5.27               5.27
        99.85034000                5.26               5.26               5.26                5.26               5.26
WAL (yrs)                          9.96               9.96               9.96                9.96               9.79
Mod Dur                            7.57               7.57               7.57                7.57               7.48
First Prin Pay                  8/10/2015          8/10/2015           8/10/2015          8/10/2015          6/10/2015
Maturity                        8/10/2015          8/10/2015           8/10/2015          8/10/2015          6/10/2015
Yield Spread                      100.74             100.77              100.8              100.83             101.56
--------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                   Assumptions
--------------------------------------------------------------------------------
1% Cleanup Call is Not Exercised
--------------------------------
Initial Balance is as of August 2005
------------------------------------
Prepay Rates are a Constant % of CPR
100% of All Prepayment Premiums are assumed to be collected
Prepayment Premiums are allocated to one or more classes
of the offered certificates as described under "Description of the
  Certificates-Distributions-
Distributions of Prepayment Premiums" in the Prospectus Supplement.
No Extensions on any Mortgage Loan
No Delinquencies on any Mortgage Loan
No Defaults on any Mortgage Loan
--------------------------------------------------------------------------------


----------------------------------
      Treasury Curve as of
----------------------------------
  Term (Yrs)        Yield (BEY%)
----------------------------------
     1/12              4.039%
     1/4               4.039%
     1/2               4.039%
      2                4.039%
      3                4.081%
      5                4.155%
     10                4.318%
     30                4.508%
----------------------------------


Rating Agencies Do Not Address the Likelihood of Receipt of Prepayment Penalties
--------------------------------------------------------------------------------

This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as Underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Banc of America Securities LLC

                          Price/Yield Table - Class XP


Security ID:        GECMC Series 2005-C3   Initial Balance:       2,070,282,000
Settlement Date:        08/25/05           Initial Pass-Through Rate:   0.2028%
Accrual Start Date:     08/01/05
First Pay Date:         09/10/05


Prepayment (CPR)   Scenario 1   Scenario 2   Scenario 3   Scenario 4   Scenario 5  Scenario 6   Scenario 7   Scenario 8   Scenario 9
------------------------------------------------------------------------------------------------------------------------------------
During YM            0.00%        0.00%        0.00%        0.00%        0.00%        0.00%       0.00%        0.00%        0.00%
During Open        100.00%      100.00%      100.00%      100.00%      100.00%      100.00%     100.00%      100.00%      100.00%
------------------------------------------------------------------------------------------------------------------------------------


Defualt (CDR)      Scenario 1   Scenario 2   Scenario 3   Scenario 4   Scenario 5  Scenario 6   Scenario 7   Scenario 8   Scenario 9
------------------------------------------------------------------------------------------------------------------------------------
Default Rate        0.00%        1.00%        2.00%        3.00%        4.00%        5.00%       6.00%        7.00%        8.00%
Loss Severity       0.00%       35.00%       35.00%       35.00%       35.00%      35.00%       35.00%       35.00%       35.00%
Lag (months)          0           12           12           12           12          12           12           12           12
Default Starting
  in Month            0            1            1            1            1           1            1            1            1
------------------------------------------------------------------------------------------------------------------------------------


                   Scenario 1   Scenario 2   Scenario 3   Scenario 4   Scenario 5  Scenario 6   Scenario 7   Scenario 8   Scenario 9
------------------------------------------------------------------------------------------------------------------------------------
   0.373814000       16.63        16.63        16.63        16.63        16.63        16.63       16.63        16.35        15.81
   0.389439000       14.81        14.81        14.81        14.81        14.81        14.81       14.81        14.52        13.99
   0.405064000       13.10        13.10        13.10        13.10        13.10        13.10       13.10        12.82        12.29
   0.420689000       11.50        11.50        11.50        11.50        11.50        11.50       11.50        11.22        10.70
   0.436314000       10.01        10.01        10.01        10.01        10.01        10.01       10.01         9.73         9.21
   0.451939000        8.59         8.59         8.59         8.59         8.59         8.59        8.59         8.32         7.80
   0.467564000        7.26         7.26         7.26         7.26         7.26         7.26        7.26         6.99         6.48
   0.483189000        6.01         6.01         6.01         6.01         6.01         6.01        6.01         5.73         5.23
   0.498814000        4.81         4.81         4.81         4.81         4.81         4.81        4.81         4.54         4.04
   0.514439000        3.68         3.68         3.68         3.68         3.68         3.68        3.68         3.41         2.91
   0.530064000        2.60         2.60         2.60         2.60         2.60         2.60        2.60         2.33         1.84
   0.545689000        1.57         1.57         1.57         1.57         1.57         1.57        1.57         1.31         0.82
   0.561314000        0.59         0.59         0.59         0.59         0.59         0.59        0.59         0.33        -0.15
   0.576939000       -0.34        -0.34        -0.34        -0.34        -0.34        -0.34       -0.34        -0.61        -1.09
   0.592564000       -1.24        -1.24        -1.24        -1.24        -1.24        -1.24       -1.24        -1.51        -1.98
   0.608189000       -2.10        -2.10        -2.10        -2.10        -2.10        -2.10       -2.10        -2.37        -2.84
   0.623814000       -2.93        -2.93        -2.93        -2.93        -2.93        -2.93       -2.93        -3.19        -3.66
WAL (yrs)             5.24         5.24         5.24         5.24         5.24         5.24        5.24         5.19          5.1
Mod Dur              2.625        2.625        2.625        2.625        2.625        2.625       2.625        2.629        2.639
First Prin Pay     2/10/2006    2/10/2006    2/10/2006    2/10/2006    2/10/2006    2/10/2006   2/10/2006    2/10/2006    2/10/2006
Maturity           8/10/2012    8/10/2012    8/10/2012    8/10/2012    8/10/2012    8/10/2012   8/10/2012    8/10/2012    8/10/2012
Yield Spread           65           65           65           65           65          65           65           38          -12
------------------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                                   Assumptions
--------------------------------------------------------------------------------
1% Cleanup Call is Not Exercised
--------------------------------
Initial Balance is as of August 2005
------------------------------------
Prepay Rates are a Constant % of CPR
100% of All Prepayment Premiums are assumed to be collected
Prepayment Premiums are allocated to one or more classes
of the offered certificates as described under "Description of the
  Certificates-Distributions-
Distributions of Prepayment Premiums" in the Prospectus Supplement.
No Extensions on any Mortgage Loan
No Delinquencies on any Mortgage Loan
No Defaults on any Mortgage Loan
--------------------------------------------------------------------------------


----------------------------------
      Treasury Curve as of
----------------------------------
  Term (Yrs)        Yield (BEY%)
----------------------------------
     1/12              4.039%
     1/4               4.039%
     1/2               4.039%
      2                4.039%
      3                4.081%
      5                4.155%
     10                4.318%
     30                4.508%
----------------------------------


Rating Agencies Do Not Address the Likelihood of Receipt of Prepayment Penalties
--------------------------------------------------------------------------------

This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as Underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Banc of America Securities LLC

                          Price/Yield Table - Class XP


Security ID:        GECMC Series 2005-C2    Initial Balance :      2,070,282,000
Settlement Date:        08/25/05            Initial Pass-Through Rate:   0.2028%
Accrual Start Date:     08/01/05
First Pay Date:         09/10/05


Prepayment (CPR)  Scenario 1   Scenario 2   Scenario 3   Scenario 4   Scenario 5  Scenario 6   Scenario 7   Scenario 8   Scenario 9
------------------------------------------------------------------------------------------------------------------------------------
During YM           0.00%        0.00%        0.00%        0.00%        0.00%        0.00%         0.00%        0.00%         0.00%
During Open       100.00%      100.00%      100.00%      100.00%      100.00%      100.00%       100.00%      100.00%       100.00%
------------------------------------------------------------------------------------------------------------------------------------


Defualt (CDR)      Scenario 1   Scenario 2   Scenario 3   Scenario 4   Scenario 5  Scenario 6   Scenario 7   Scenario 8   Scenario 9
------------------------------------------------------------------------------------------------------------------------------------
Default Rate        0.00%        1.00%        2.00%        3.00%        4.00%        5.00%         6.00%        7.00%         8.00%
Loss Severity       0.00%       35.00%       35.00%       35.00%       35.00%       35.00%        35.00%       35.00%        35.00%
Lag (months)          0            12           12           12           12           12           12            12           12
Default Starting
  in Month            0            24           24           24           24           24           24            24           24
------------------------------------------------------------------------------------------------------------------------------------


                 Scenario 1    Scenario 2   Scenario 3   Scenario 4   Scenario 5  Scenario 6   Scenario 7   Scenario 8   Scenario 9
------------------------------------------------------------------------------------------------------------------------------------
   0.373814000      16.63        16.63        16.63        16.63        16.63        16.63        16.63        16.63        16.63
   0.389439000      14.81        14.81        14.81        14.81        14.81        14.81        14.81        14.81        14.81
   0.405064000      13.10        13.10        13.10        13.10        13.10        13.10        13.10        13.10        13.10
   0.420689000      11.50        11.50        11.50        11.50        11.50        11.50        11.50        11.50        11.50
   0.436314000      10.01        10.01        10.01        10.01        10.01        10.01        10.01        10.01        10.00
   0.451939000       8.59         8.59         8.59         8.59         8.59         8.59         8.59         8.59         8.59
   0.467564000       7.26         7.26         7.26         7.26         7.26         7.26         7.26         7.26         7.26
   0.483189000       6.01         6.01         6.01         6.01         6.01         6.01         6.01         6.01         6.01
   0.498814000       4.81         4.81         4.81         4.81         4.81         4.81         4.81         4.81         4.81
   0.514439000       3.68         3.68         3.68         3.68         3.68         3.68         3.68         3.68         3.68
   0.530064000       2.60         2.60         2.60         2.60         2.60         2.60         2.60         2.60         2.60
   0.545689000       1.57         1.57         1.57         1.57         1.57         1.57         1.57         1.57         1.57
   0.561314000       0.59         0.59         0.59         0.59         0.59         0.59         0.59         0.59         0.59
   0.576939000      -0.34        -0.34        -0.34        -0.34        -0.34        -0.34        -0.34        -0.34        -0.35
   0.592564000      -1.24        -1.24        -1.24        -1.24        -1.24        -1.24        -1.24        -1.24        -1.24
   0.608189000      -2.10        -2.10        -2.10        -2.10        -2.10        -2.10        -2.10        -2.10        -2.11
   0.623814000      -2.93        -2.93        -2.93        -2.93        -2.93        -2.93        -2.93        -2.93        -2.93
WAL (yrs)            5.24         5.24         5.24         5.24         5.24         5.24         5.24         5.24         5.24
Mod Dur             2.625        2.625        2.625        2.625        2.625        2.625         2.625        2.625        2.625
First Prin Pay    2/10/2006    2/10/2006    2/10/2006    2/10/2006    2/10/2006    2/10/2006     2/10/2006    2/10/2006    2/10/2006
Maturity          8/10/2012    8/10/2012    8/10/2012    8/10/2012    8/10/2012    8/10/2012     8/10/2012    8/10/2012    8/10/2012
Yield Spread          65           65           65           65           65           65           65            65         64.97
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                   Assumptions
--------------------------------------------------------------------------------
1% Cleanup Call is Not Exercised
--------------------------------
Initial Balance is as of August 2005
------------------------------------
Prepay Rates are a Constant % of CPR
100% of All Prepayment Premiums are assumed to be collected
Prepayment Premiums are allocated to one or more classes
of the offered certificates as described under "Description of the
  Certificates-Distributions-
Distributions of Prepayment Premiums" in the Prospectus Supplement.
No Extensions on any Mortgage Loan
No Delinquencies on any Mortgage Loan
No Defaults on any Mortgage Loan
--------------------------------------------------------------------------------


----------------------------------
      Treasury Curve as of
----------------------------------
  Term (Yrs)        Yield (BEY%)
----------------------------------
     1/12              4.039%
     1/4               4.039%
     1/2               4.039%
      2                4.039%
      3                4.081%
      5                4.155%
     10                4.318%
     30                4.508%
----------------------------------


Rating Agencies Do Not Address the Likelihood of Receipt of Prepayment Penalties
--------------------------------------------------------------------------------

This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as Underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Banc of America Securities LLC

                          Price/Yield Table - Class XP


Security ID:       GECMC Series 2005-C3   Initial Balance:         2,070,282,000
Settlement Date:        08/25/05          Initial Pass-Through Rate:     0.2028%
Accrual Start Date:     08/01/05
First Pay Date:         09/10/05


Prepayment (CPR)                Scenario 1         Scenario 2         Scenario 3          Scenario 4         Scenario 5
--------------------------------------------------------------------------------------------------------------------------
During YM                         0.00%              25.00%             50.00%              75.00%             100.00%
During Penalty                    0.00%              25.00%             50.00%              75.00%             100.00%
During Open                       0.00%              25.00%             50.00%              75.00%             100.00%
--------------------------------------------------------------------------------------------------------------------------


                                Scenario 1         Scenario 2         Scenario 3          Scenario 4         Scenario 5
--------------------------------------------------------------------------------------------------------------------------
        0.373814000               16.63              16.99               17.16               16.85              15.73
        0.389439000               14.81              15.15               15.31               15.00              13.90
        0.405064000               13.10              13.44               13.60               13.28              12.20
        0.420689000               11.50              11.84               11.99               11.68              10.61
        0.436314000               10.01              10.33               10.48               10.17               9.11
        0.451939000                8.59               8.92                9.06                8.75               7.71
        0.467564000                7.26               7.58                7.72                7.41               6.38
        0.483189000                6.01               6.32                6.45                6.14               5.13
        0.498814000                4.81               5.12                5.25                4.94               3.94
        0.514439000                3.68               3.98                4.11                3.80               2.81
        0.530064000                2.60               2.90                3.02                2.71               1.74
        0.545689000                1.57               1.87                1.99                1.68               0.72
        0.561314000                0.59               0.88                1.00                0.69              -0.26
        0.576939000               -0.34              -0.06                0.05               -0.25              -1.19
        0.592564000               -1.24              -0.96               -0.85               -1.16              -2.08
        0.608189000               -2.10              -1.83               -1.72               -2.02              -2.94
        0.623814000               -2.93              -2.66               -2.55               -2.85              -3.76
WAL (yrs)                          5.24               5.24                5.24                5.21               5.13
Mod Dur                            2.63               2.61                2.61                2.61               2.64
First Prin Pay                  2/10/2006          2/10/2006           2/10/2006           2/10/2006          2/10/2006
Maturity                        8/10/2012          8/10/2012           8/10/2012           8/10/2012          8/10/2012
Yield Spread                        65               95.66             108.57               77.68               -22
--------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                   Assumptions
--------------------------------------------------------------------------------
1% Cleanup Call is Not Exercised
--------------------------------
Initial Balance is as of August 2005
------------------------------------
Prepay Rates are a Constant % of CPR
100% of All Prepayment Premiums are assumed to be collected
Prepayment Premiums are allocated to one or more classes
of the offered certificates as described under "Description of the
  Certificates-Distributions-
Distributions of Prepayment Premiums" in the Prospectus Supplement.
No Extensions on any Mortgage Loan
No Delinquencies on any Mortgage Loan
No Defaults on any Mortgage Loan
--------------------------------------------------------------------------------


----------------------------------
      Treasury Curve as of
----------------------------------
  Term (Yrs)        Yield (BEY%)
----------------------------------
     1/12              4.039%
     1/4               4.039%
     1/2               4.039%
      2                4.039%
      3                4.081%
      5                4.155%
     10                4.318%
     30                4.508%
----------------------------------


Rating Agencies Do Not Address the Likelihood of Receipt of Prepayment Penalties
--------------------------------------------------------------------------------

This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as Underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Banc of America Securities LLC

                          Price/Yield Table - Class XP


Security ID:        GECMC Series 2005-C3   Initial Balance:        2,070,282,000
Settlement Date:           08/25/05        Initial Pass-Through Rate:    0.2028%
Accrual Start Date:        08/01/05
First Pay Date:            09/10/05


Prepayment (CPR)                Scenario 1         Scenario 2         Scenario 3          Scenario 4         Scenario 5
--------------------------------------------------------------------------------------------------------------------------
During YM                         0.00%               0.00%              0.00%               0.00%              0.00%
During Open                       0.00%              25.00%             50.00%              75.00%            100.00%
--------------------------------------------------------------------------------------------------------------------------


                                Scenario 1         Scenario 2          Scenario 3        Scenario 4        Scenario 5
--------------------------------------------------------------------------------------------------------------------------
          0.373814000             16.63              16.63               16.63             16.63              16.63
          0.389439000             14.81              14.81               14.81             14.81              14.81
          0.405064000             13.10              13.10               13.10             13.10              13.10
          0.420689000             11.50              11.50               11.50             11.50              11.50
          0.436314000             10.01              10.01               10.01             10.01              10.01
          0.451939000              8.59               8.59                8.59              8.59               8.59
          0.467564000              7.26               7.26                7.26              7.26               7.26
          0.483189000              6.01               6.01                6.01              6.01               6.01
          0.498814000              4.81               4.81                4.81              4.81               4.81
          0.514439000              3.68               3.68                3.68              3.68               3.68
          0.530064000              2.60               2.60                2.60              2.60               2.60
          0.545689000              1.57               1.57                1.57              1.57               1.57
          0.561314000              0.59               0.59                0.59              0.59               0.59
          0.576939000             -0.34              -0.34               -0.34             -0.34              -0.34
          0.592564000             -1.24              -1.24               -1.24             -1.24              -1.24
          0.608189000             -2.10              -2.10               -2.10             -2.10              -2.10
          0.623814000             -2.93              -2.93               -2.93             -2.93              -2.93
WAL (yrs)                          5.24               5.24                5.24              5.24               5.24
Mod Dur                            2.63               2.63                2.63              2.63               2.62
First Prin Pay                  2/10/2006          2/10/2006           2/10/2006          2/10/2006          2/10/2006
Maturity                        8/10/2012          8/10/2012           8/10/2012          8/10/2012          8/10/2012
Yield Spread                        65                65                   65                65                  65
--------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                   Assumptions
--------------------------------------------------------------------------------
1% Cleanup Call is Not Exercised
--------------------------------
Initial Balance is as of August 2005
------------------------------------
Prepay Rates are a Constant % of CPR
100% of All Prepayment Premiums are assumed to be collected
Prepayment Premiums are allocated to one or more classes
of the offered certificates as described under "Description of the
  Certificates-Distributions-
Distributions of Prepayment Premiums" in the Prospectus Supplement.
No Extensions on any Mortgage Loan
No Delinquencies on any Mortgage Loan
No Defaults on any Mortgage Loan
--------------------------------------------------------------------------------


----------------------------------
      Treasury Curve as of
----------------------------------
  Term (Yrs)        Yield (BEY%)
----------------------------------
     1/12              4.039%
     1/4               4.039%
     1/2               4.039%
      2                4.039%
      3                4.081%
      5                4.155%
     10                4.318%
     30                4.508%
----------------------------------


Rating Agencies Do Not Address the Likelihood of Receipt of Prepayment Penalties
--------------------------------------------------------------------------------

This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as Underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Banc of America Securities LLC